EXHIBIT 99.2

Quarterly Supplemental

1st Quarter 2018

CityLine Market
Richardson, TX
WHOLE FOODS
MARKET
EAT DRINK PLAY WATCH
DAISO
Serramonte Center
Daly City, CA
SAFEWAY
Eastgate Plaza
Bellevue, WA
Market at Springwoods Village
Spring, TX
Newland Center
Huntington Beach, CA

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904 598 7000
RegencyCenters.com

Regency Centers.

At Regency Centers, we have lived our values
for 50 years by executing and successfully
meeting our commitments to our people, our
customers, and our communities. We hold
ourselves to that high standard every day.
Our exceptional culture will set us apart
for the next 50 years through our unending
dedication to these beliefs:

We are our people.
We believe our people are our most
fundamental asset - the best professionals
in the business who bring our culture to life.
We are the company you want to work for and
the people you want to do business with.

We work together to sustain
superior results.
We believe that, by partnering with each other
and with our customers, our talented team
will sustain superior results over the long
term. We believe that when you are passionate
about what you are doing and who you are
working with in a results-oriented, family
atmosphere, you do it better.

We provide exceptional service
to our customers.
We believe in putting our customers first.
This starts by owning, operating, and
developing dominant shopping centers
that are exceptionally merchandised and
maintained and most preferred by the
neighborhoods and communities where our
best-in-class retailers will thrive.

We add value.
We believe in creating value from every
transaction. We realize the critical importance
of executing, performing and delivering on our
commitments.

We perform for our investors.
We believe that the capital that our investors
have entrusted to us is precious. We are
open and transparent. We are committed
to enhancing the investments of our
shareholders, bond and mortgage holders,
lenders, and co-investment partners.

We connect to our communities.
We believe in contributing to the betterment
of our communities. We strive to develop
and operate thriving shopping centers that
are connected to our neighborhoods. We are
continuously reducing our environmental
impact through our greengenuity® program.

We do what is right.
We believe in unwavering standards of
honesty and integrity. Since 1963, our
Company has built its reputation by
maintaining the highest ethical principles.
You will find differentiation in our character –
we do what is right and you can take us at
our word.

We are the industry leader.
We believe that through dedication to
excellence, innovation, and ongoing process
improvements, and by remaining focused on
our core values, we will continue to be the
industry leader in a highly competitive and
ever-changing market.

Our Mission is to enhance our standing as the preeminent national shopping center company through the first-rate performance of our exceptionally merchandised portfolio of dominant grocery-anchored shopping centers, the value-added service from the best team of professionals in the business to our top-performing retailers, and profitable growth and development.

Table of Contents
March 31, 2018

Non-GAAP Disclosures..............................................................................................................................................	i

Earnings Press Release................................................................................................................................................	iii

Summary Information:

Summary Financial Information..................................................................................................................................	1

Summary Real Estate Information..............................................................................................................................	2

Financial Information:

Consolidated Balance Sheets.......................................................................................................................................	3

Consolidated Statements of Operations.......................................................................................................................	4

Supplemental Details of Operations (Consolidated Only)..........................................................................................	5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)........................................................	6

Supplemental Details of Operations (Real Estate Partnerships Only)........................................................................	7

Supplemental Details of Same Property NOI as adjusted (Pro-Rata).........................................................................	8

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures.......................................................	9

Summary of Consolidated Debt .................................................................................................................................	11

Summary of Consolidated Debt Detail ......................................................................................................................	12

Summary of Unsecured Debt Covenants and Leverage Ratios...................................................................................	13

Summary of Unconsolidated Debt..............................................................................................................................	14

Investment Activity:

Property Transactions..................................................................................................................................................	15

Summary of Development...........................................................................................................................................	16

Summary of Redevelopment.......................................................................................................................................	17

Co-investment Partnerships:

Unconsolidated Investments........................................................................................................................................	18

Real Estate Information:

Leasing Statistics.........................................................................................................................................................	19

Average Base Rent by CBSA......................................................................................................................................	20

Significant Tenant Rents..............................................................................................................................................	21

Tenant Lease Expirations.............................................................................................................................................	22

Portfolio Summary Report by State............................................................................................................................	23

Components of NAV and Forward-Looking Information:

Components of NAV....................................................................................................................................................	30

Earnings Guidance.......................................................................................................................................................	31

Reconciliation of Net Income to Earnings Guidance................................................................	32

Glossary of Terms........................................................................................................................................................	33

Non-GAAP Disclosures
March 31, 2018

We use certain non-GAAP performance measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of the Company's operational results. We manage our entire real estate portfolio without regard to ownership structure, although certain decisions impacting properties owned through partnerships require partner approval. Therefore, we believe presenting our pro-rata share of operating results regardless of ownership structure, along with other non-GAAP measures, makes comparisons of other REITs' operating results to the Company's more meaningful. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change.

The pro-rata information provided is not, and is not intended to be, presented in accordance with GAAP. The pro-rata supplemental details of assets and liabilities and supplemental details of operations reflect our proportionate economic ownership of the assets, liabilities and operating results of the properties in our portfolio, regardless of ownership structure.

•	The items labeled as "Consolidated" are prepared on a basis consistent with the Company's consolidated financial statements as filed with the SEC on the most recent Form 10-Q or 10-K, as applicable.

•
The columns labeled "Share of JVs" represent our ownership interest in our unconsolidated (equity method) investments in real estate partnerships, and was derived on a partnership by partnership basis by applying to each financial statement line item our ownership percentage interest used to arrive at our share of investments in real estate partnerships and equity in income or loss of investments in real estate partnerships during the period when applying the equity method of accounting to each of our unconsolidated co-investment partnerships.

•
A similar calculation was performed for the amounts in columns labeled ''Noncontrolling Interests”, which represent the limited partners’ interests in consolidated partnerships attributable to each financial statement line item.

We do not control the unconsolidated investment partnerships, and the presentations of the assets and liabilities and revenues and expenses do not necessarily represent our legal claim to such items. The partners are entitled to profit or loss allocations and distributions of cash flows according to the operating agreements, which provide for such allocations according to their invested capital. Our share of invested capital establishes the ownership interest we use to prepare our pro-rata share.

The presentation of pro-rata financial information has limitations as an analytical tool. Some of these limitations include, but are not limited to the following:

•
The amounts shown on the individual line items were derived by applying our overall economic ownership interest percentage determined when applying the equity method of accounting or allocating noncontrolling interests, and do not necessarily represent our legal claim to the assets and liabilities, or the revenues and expenses; and

•	Other companies in our industry may calculate their pro-rata interests differently, limiting the comparability of pro-rata information.

Because of these limitations, the supplemental details of assets and liabilities and supplemental details of operations should not be considered independently or as a substitute for our financial statements as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP results and using the pro-rata details as a supplement.

1

The following non-GAAP measures, as defined in the Glossary of Terms, are commonly used by management and the investing public to understand and evaluate our operating results and performance:

•
NAREIT Funds From Operations (NAREIT FFO): The Company believes NAREIT FFO provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to NAREIT FFO.

•
Operating Funds From Operations (Operating FFO): The Company believes Operating FFO, which excludes certain non-cash and non-comparable items from the computation of NAREIT FFO that affect the Company's period-over-period performance, is useful to investors because it is more reflective of the core operating performance of its portfolio of properties. The Company provides a reconciliation of NAREIT FFO to Operating FFO.

•
Net Operating Income (NOI): The Company believes NOI provides useful information to investors to measure the operating performance of its portfolio of properties. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to pro-rata NOI.

•
Same Property NOI: The Company provides disclosure of NOI on a same property basis because it believes the measure provides investors with additional information regarding the operating performances of comparable assets. Same Property NOI excludes all development, non-same property and corporate level revenue and expenses. The Company also provides disclosure of NOI excluding termination fees, which excludes bother termination fee income and expenses.

•
Same Property NOI as adjusted: For purposes of evaluating Same Property NOI on a comparative basis, and in light of the merger with Equity One on March 1, 2017, we are presenting our Same Property NOI as adjusted, which is on a pro forma basis as if the merger had occurred January 1, 2017. This perspective allows us to evaluate Same Property NOI growth over a comparable period. Same Property NOI as adjusted is not necessarily indicative of what the actual Same Property NOI and growth would have been if the merger had occurred as of the earliest period presented, nor does it purport to represent the Same Property NOI and growth for future periods. We derived this information from the accounting records of Equity One and did not adjust such information. Equity One’s financial information for the two month period ended February 28, 2017 was subject to a limited internal review by Regency. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to Same Property NOI as adjusted.

Following is the detail for the non-ownership periods of Equity One included in Same Property NOI as adjusted:

Two months ended February 2017
Same Property NOI detail for non-ownership periods of Equity One:

Real Estate Revenues:
Base Rent	45,401
Recoveries from Tenants	14,206
Percentage Rent	1,267
Termination Fees	30
Other Income	586
Total Real Estate Revenues	61,490

Real Estate Operating Expenses:
Operating and Maintenance	9,573
Real Estate Taxes	7,815
Ground Rent	78
Provision for Doubtful Accounts	267
Total Real Estate Operating Expenses	17,733

Same Property NOI	$43,757

Same Property NOI without Termination Fees	$43,727

Same Property NOI without Termination Fees or Redevelopments	$38,495

2

Regency Centers Reports First Quarter 2018 Results

JACKSONVILLE, FL. (April 30, 2018) - Regency Centers Corporation (“Regency” or the “Company”) today reported financial and operating results for the period ended March 31, 2018.

First Quarter 2018 Highlights

•	First quarter Net Income Attributable to Common Stockholders (“Net Income”) of $0.31 per diluted share.

•	First quarter NAREIT Funds From Operations (“NAREIT FFO”) of $0.96 per diluted share.

•
Same property Net Operating Income (“NOI”) as adjusted, excluding termination fees, increased 4.0% as compared to the same period in the prior year, which reflects adjustments for the Equity One merger.

•	As of March 31, 2018, the same property portfolio was 95.7% leased.

•	As of March 31, 2018, a total of 19 properties were in development or redevelopment representing a total investment of approximately $454 million.

•	Acquired three shopping centers during the quarter and one subsequent to quarter end for approximately $134 million.

•	Repurchased 2.145 million shares of common stock at an average price of $58.24 per share for $125 million as part of the Company’s previously announced stock repurchase program.

•
Completed a public offering of $300 million 4.125% notes due 2028 (the “Notes”) and increased the size of its unsecured revolving credit facility (the “Facility”) to $1.25 billion while extending the maturity date of the Facility to 2023.

•	On April 26, 2018, Lisa Palmer and Deirdre J. Evens were elected to Regency’s Board of Directors (the “Board”) along with nine returning directors.

“Well conceived and well merchandised shopping centers, located in affluent and dense infill communities and neighborhoods, remain a critical component to a retailers success, as demonstrated by another quarter of solid results from Regency’s preeminent portfolio” stated Martin E. “Hap” Stein, Jr., Chairman and Chief Executive Officer. “Regency’s unequaled combination of strategic advantages will continue to enable us to meet the challenges of the ever-changing retail environment and further position us to attract winning retailers and grow shareholder value.”

Financial Results

Regency reported Net Income for the first quarter of $52.7 million, or $0.31 per diluted share compared to the Net Loss Attributable to Common Stockholders (“Net Loss”) of $33.2 million, or $0.26 per diluted share, for the same period in 2017. Net Income for the first quarter included impairments in the amount of $16.1 million, or $0.09 per diluted share, primarily from an asset currently under contract for sale. The Net Loss in the first quarter of 2017 includes one-time merger related costs of $69.7 million, or $0.55 per share.

The Company reported NAREIT FFO for the first quarter of $164.9 million, or $0.96 per diluted share, compared to $34.2 million, or $0.27 per diluted share, for the same period in 2017. NAREIT FFO in the first quarter of 2017 includes one-time merger related costs of $69.7 million, or $0.55 per share.

3

The Company reported Operating FFO for the first quarter of $152.2 million, or $0.89 per diluted share, compared to $106.2 million, or $0.84 per diluted share, for the same period in 2017.

Operating Results

First quarter same property NOI as adjusted, excluding termination fees, increased 4.0% compared to the same period in 2017 driven primarily by base rent growth. In light of the merger with Equity One on March 1, 2017, same property NOI as adjusted is presented on a pro forma basis as if the merger had occurred January 1, 2017. Please refer to the Company’s supplemental package for additional details.

As of March 31, 2018, Regency’s wholly-owned portfolio plus its pro-rata share of co-investment partnerships was 95.1% leased. The same property portfolio was 95.7% leased, which is a decrease of 40 basis points sequentially and flat from the same period in 2017.

For the three months ended March 31, 2018, Regency executed approximately 1.0 million square feet of comparable new and renewal leases at blended rent spreads of 8.4%. Rent spreads on new and renewal leases were 15.5% and 6.8%, respectively.

Investments

Property Transactions

During the quarter the Company closed on $64.9 million of acquisitions, as previously disclosed, and $3.5 million of dispositions.

•
Ballard Blocks I (Seattle, WA) - The Company acquired a 49.9% equity interest in Ballard Blocks I, an operating 132,000 square foot shopping center, anchored by Trader Joe’s, for $27.2 million. Regency also acquired a 49.9% interest in adjacent land, and concurrently announced the development start of Ballard Blocks II (description below).

•
District at Metuchen (Metuchen, NJ) - Regency and a co-investment partner acquired District at Metuchen, a 67,000 square foot Whole Foods Market anchored shopping center located in the New York metro area for a gross purchase price of $33.8 million. The Company’s share of the purchase price was $6.8 million.

•
Hewlett Crossing I & II (Hewlett, NY) - The Company acquired Hewlett Crossing I, a 32,000 square foot retail center anchored by Petco, for a gross purchase price of $19.5 million. A secured mortgage of $9.7 million was assumed at closing. Regency also acquired the adjacent Hewlett Crossing II, a 20,000 square foot neighborhood retail center anchored by Duane Reade, for a gross purchase price of $11.4 million. Regency will operate the two centers as a single center known as Hewlett Crossing.

•	Regency sold one Winn-Dixie anchored operating property for a gross purchase price of $3.5 million located in Jacksonville, FL.

Subsequent to quarter end, Regency closed on a $68.9 million acquisition and one disposition for $10.6 million.

•
Rivertowns Square (Dobbs Ferry, NY) - Regency acquired Rivertowns Square, a 116,000 square foot retail shopping center, anchored by Brooklyn Harvest Market, a specialty grocer with seven existing locations in the New York metro area, for a gross purchase price of $68.9 million.

4

•	Regency sold one operating property for a gross purchase price of $10.6 million located in Palm Coast, FL.

Developments and Redevelopments

As previously disclosed, during the quarter the Company started one ground up development project.

•
Ballard Blocks II (Seattle, WA) - Ballard Blocks II is an 114,000 square foot joint venture development anchored by PCC Community Markets. Regency’s pro-rata share of estimated development cost is $31.1 million with a projected 6.3% stabilized yield.

At quarter end, the Company had 19 properties in development or redevelopment with combined, estimated net development costs of approximately $454 million. In-process development projects were a combined 61% funded and 80% leased, and are expected to yield an average return of 7.2%.

During the quarter, Regency completed five redevelopment projects with combined costs of approximately $126.7 million, which includes the redevelopment at Serramonte Shopping Center. The redevelopment at Serramonte Shopping Center was completed with costs of $116.2 and includes 250,000 square feet of new retail including the addition of Nordstrom Rack, Ross, TJ Maxx and Dave & Busters.

Capital Markets

Stock Repurchase Program

During the quarter, Regency purchased 2.145 million shares of common stock at an average price of $58.24 per share for $125 million under its stock repurchase program, which authorizes share repurchases up to $250 million. This program is scheduled to expire on February 6, 2020. The timing of share repurchases under this program depends upon marketplace conditions and other factors, and the program remains subject to the discretion of the Board.

Debt Offering

As previously disclosed on February 28, 2018, the Company’s operating partnership, Regency Centers, L.P., priced a public offering of $300 million 4.125% notes due 2028. The Notes are due March 15, 2028 and were priced at 99.837%. Interest on the Notes is payable semiannually on March 15th and September 15th of each year, with the first payment on September 15, 2018. Net proceeds of the offering have been used to repay in full $150 million 6.0% notes originally due June 15, 2020, including a make-whole premium of approximately $10.5 million, which was redeemed on April 2, 2018, and to reduce the outstanding balance on the line of credit. The balance of the net proceeds of the offering are intended to be used to repay approximately $115 million in 2018 mortgage maturities with an average interest rate of 6.3% and for general corporate purposes.

Unsecured Revolving Credit Facility

As previously disclosed on March 26, 2018, the Company closed on its amended and restated unsecured revolving credit facility. The amendment and restatement increased the size of the Facility to $1.25 billion from $1.0 billion and extended the maturity date to March 23, 2022, with options to extend maturity for two additional six-month periods. Borrowings now bear interest at an annual rate of LIBOR plus 87.5 basis points, subject to the Company’s credit ratings, compared to a rate of 92.5 basis points under its previous Facility. An annual facility fee of 15 basis points, subject to the Company’s credit ratings, applies to the entire $1.25 billion Facility.

5

Dividend

On April 25, 2018, Regency’s Board declared a quarterly cash dividend on the Company’s common stock of $0.555 per share. The dividend is payable on May 30, 2018, to shareholders of record as of May 16, 2018.

Board Changes

At the Annual Shareholders meeting on April 26, 2018, Lisa Palmer and Deirdre J. Evens were elected to Regency’s Board of Directors along with nine returning directors. Ms. Palmer, Regency’s President and Chief Financial Officer, has been with the Company for over 20 years and has extensive experience in finance and capital markets, operations, public board strategy and governance. Ms. Evens, Chief of Operations of Iron Mountain Incorporated (NYSE: IRM), brings a strong background in corporate strategy, addressing technological change, marketing, and human resources. Regency believes that the quality, dedication, and chemistry of Regency’s Board are characteristics vital to the Company’s success and are further enhanced through these additions.

2018 Guidance

The Company has updated certain components of its 2018 earnings guidance. Please refer to the Company’s first quarter 2018 supplemental information package for a complete list of updates. Updated guidance for NAREIT FFO includes a one-time charge of $10.5 million, or $0.06 per diluted share, for the early the redemption of the Company’s $150 million 6.0% Senior Unsecured Notes originally due June 15, 2020, that occurred subsequent to the quarter. Updated guidance for NAREIT FFO also includes a non-cash income benefit of $6.0 million, or $0.04 per diluted share, for the required recognition of the unamortized below market rent intangible for a Toys R Us lease that was purchased at auction.

2018 Guidance
	Previous Guidance	Updated Guidance
Net Income Attributable to Common Stockholders (“Net Income”)	$1.47 - $1.56	$1.33 - $1.38
NAREIT Funds From Operations (“NAREIT FFO”) per diluted share	$3.73 - $3.82	$3.74 - $3.79
Operating Funds From Operations ("Operating FFO") per diluted share	$3.48 - $3.54	$3.49 - $3.54
Same Property Net Operating Income (“SPNOI”) Growth excluding termination fees (pro-rata)	2.25% - 3.25%	2.40% - 3.25%

Conference Call Information

To discuss Regency’s first quarter results, the Company will host a conference call on Tuesday, May 1, 2018, at 11:00 a.m. EDT. Dial-in and webcast information is listed below.

First Quarter Earnings Conference Call
Date:	Tuesday, May 1, 2018
Time:	11:00 a.m. EDT
Dial#:	877-407-0789 or 201-689-8562
Webcast:	investors.regencycenters.com

6

Replay

Webcast Archive: Investor Relations page under Events & Webcasts

Non-GAAP Disclosure

The Company uses certain non-GAAP performance measures, in addition to the required GAAP presentations, as it believes these measures improve the understanding of the Company's operational results. Regency manages its entire real estate portfolio without regard to ownership structure, although certain decisions impacting properties owned through partnerships require partner approval. Therefore, the Company believes presenting its pro-rata share of operating results regardless of ownership structure, along with other non-GAAP measures, makes comparisons of other REITs' operating results to the Company's more meaningful. Management continually evaluates the usefulness, relevance, limitations, and calculation of the Company’s reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change.

NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from dispositions of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered a substitute measure of cash flows from operations. Operating FFO is an additional performance measure that excludes from NAREIT FFO: (a) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments. The Company provides a reconciliation of Net Income to NAREIT FFO and Operating FFO for actual results.

7

Reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO and Operating FFO - Actual (in thousands)

For the Periods Ended March 31, 2018 and 2017	Three Months Ended		Year to Date
	2018	2017	2018	2017

Reconciliation of Net Income (Loss) to NAREIT FFO:

Net Income (Loss) Attributable to Common Stockholders	$52,660	(33,223)	$52,660	(33,223)
Adjustments to reconcile to NAREIT Funds From Operations(1):
Depreciation and amortization (excluding FF&E)	96,197	67,444	96,197	67,444
Provision for impairment to operating properties	16,054	—	16,054	—
Gain on sale of operating properties	(102)	(12)	(102)	(12)
Exchangeable operating partnership units	111	(19)	111	(19)
NAREIT Funds From Operations	$164,920	34,190	$164,920	34,190

Reconciliation of NAREIT FFO to Operating FFO:

NAREIT Funds From Operations	$164,920	34,190	164,920	34,190
Adjustments to reconcile to Operating Funds From Operations(1):
Acquisition pursuit and closing costs	—	27	—	27
Gain on sale of land	(107)	(404)	(107)	(404)
Loss on derivative instruments and hedge ineffectiveness	—	(8)	—	(8)
Early extinguishment of debt	162	—	162	—
Interest on bonds for period from notice to redemption	600	—	600	—
Merger related costs	—	69,732	—	69,732
Merger related debt offering interest	—	975	—	975
Preferred redemption costs	—	9,368	—	9,368
Straight line rent, net	(4,081)	(3,365)	(4,081)	(3,365)
Above/below market rent amortization, net	(8,422)	(3,719)	(8,422)	(3,719)
Debt premium/discount amortization	(899)	(641)	(899)	(641)
Operating Funds From Operations	$152,173	106,155	$152,173	106,155

Weighted Average Shares For Diluted Earnings per Share	170,959	126,649	170,959	126,649
Weighted Average Shares For Diluted FFO and Operating FFO per Share	171,309	127,051	171,309	127,051

(1) Includes pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests.

Same property NOI is a key non-GAAP measure used by management in evaluating the operating performance of Regency’s properties. The Company provides a reconciliation of net income to pro-rata same property NOI.

8

Reconciliation of Net Income Attributable to Common Stockholders to Pro-Rata Same Property NOI as adjusted - Actual (in thousands)

For the Periods Ended March 31, 2018 and 2017	Three Months Ended		Year to Date
	2018	2017	2018	2017

Net Income (Loss) Attributable to Common Stockholders	$52,660	(33,223)	$52,660	(33,223)
Less:
Management, transaction, and other fees	(7,158)	(6,706)	(7,158)	(6,706)
Gain on sale of real estate	(96)	(415)	(96)	(415)
Other(1)	(14,173)	(8,196)	(14,173)	(8,196)
Plus:
Depreciation and amortization	88,525	60,053	88,525	60,053
General and administrative	17,606	17,673	17,606	17,673
Other operating expense, excluding provision for doubtful accounts	437	70,945	437	70,945
Other expense (income)	52,969	26,102	52,969	26,102
Equity in income of investments in real estate excluded from NOI (2)	15,093	14,334	15,093	14,334
Net income attributable to noncontrolling interests	805	652	805	652
Preferred stock dividends and issuance costs	—	11,856	—	11,856
NOI	206,668	153,075	206,668	153,075

Less non-same property NOI (3)	(2,496)	(1,051)	(2,496)	(1,051)
Plus same property NOI for non-ownership periods of Equity One(4)	—	43,757	—	43,757

Same Property NOI	$204,172	195,781	$204,172	195,781

Same Property NOI without termination fees	$203,110	195,301	$203,110	195,301

Same Property NOI without termination fees or redevelopments	$180,401	175,831	$180,401	175,831

(1) Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2) Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, and interest expense.
(3) Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.
(4) Refer to page ii of the Company's first quarter 2018 supplemental package for Same Property NOI detail for the non-ownership periods of Equity One.

Reported results are preliminary and not final until the filing of the Company’s Form 10-Q with the SEC and, therefore, remain subject to adjustment.

Reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO and Operating FFO - Guidance (per diluted share)

9

	Full Year
NAREIT FFO and Operating FFO Guidance:	2018

Net income attributable to common stockholders	$1.33	$1.38

Adjustments to reconcile net income to NAREIT FFO:

Depreciation and amortization	$2.32	$2.32
Provision for impairment	$0.09	$0.09
NAREIT Funds From Operations	$3.74	$3.79

Adjustments to reconcile NAREIT FFO to Operating FFO:
Early extinguishment of debt	$0.06	$0.06
Other non-comparable costs	$0.01	$0.01
Straight line rent, net	$(0.1)	$(0.1)
Market rent amortization, net	$(0.2)	$(0.2)
Debt mark-to-market	$(0.02)	$(0.02)
Operating Funds From Operations	$3.49	$3.54

The Company has published forward-looking statements and additional financial information in its first quarter 2018 supplemental information package that may help investors estimate earnings for 2018. A copy of the Company’s first quarter 2018 supplemental information will be available on the Company's website at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-Q for the quarter ended March 31, 2018. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

About Regency Centers Corporation (NYSE: REG)

Regency Centers is the preeminent national owner, operator, and developer of shopping centers located in affluent and densely populated trade areas. Our portfolio includes thriving properties merchandised with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to their neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (REIT) that is self-administered, self-managed, and an S&P 500 Index member. For more information, please visit regencycenters.com.

###

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

10

Summary Financial Information
March 31, 2018
(in thousands, except per share data)

	Three Months Ended			Year to Date
	2018	2017		2018		2017
Financial Results
Net income (loss) attributable to common stockholders (page 4)	$52,660	$(33,223)		$52,660		$(33,223)
Net income (loss) per diluted share	$0.31	$(0.26)		$0.31		$(0.26)

NAREIT Funds From Operations (NAREIT FFO) (page 9)	$164,920	$34,190		$164,920		$34,190
NAREIT FFO per diluted share	$0.96	$0.27		$0.96		$0.27

Operating Funds From Operations (Operating FFO) (page 9)	$152,173	$106,155		$152,173		$106,155
Operating FFO per diluted share	$0.89	$0.84		$0.89		$0.84

Same Property NOI as adjusted without termination fees (page 8)	$203,110	$195,301		$203,110		$195,301
% growth	4.0%			4.0%

Operating EBITDAre (page 10)	$197,660	$143,782	143,782,000.00	$197,659	197,659,000.00	$143,782

Dividends paid per share and unit	$0.555	$0.51		$0.555		$0.51
Payout ratio of Operating FFO per share (diluted)	62.4%	60.7%		62.4%		60.7%

Diluted share and unit count
Weighted average shares (diluted) - Net income (loss)	170,959	126,649		170,959		126,649
Weighted average shares (diluted) - NAREIT FFO and Operating FFO	171,309	127,051		171,309		127,051

	As of	As of		As of		As of
	3/31/2018	12/31/17		12/31/2016		12/31/2015
Capital Information
Market price per common share	$58.98	$69.18		$68.95		$68.12

Common shares outstanding	169,409	171,365		104,497		97,213
Exchangeable units held by noncontrolling interests	350	350		154		154
Common shares and equivalents issued and outstanding	169,759	171,715		104,651		97,367
Market equity value of common and convertible shares	$10,012,367	$11,879,231		$7,215,718		$6,632,627

Non-convertible preferred stock	$—	$—		$325,000		$325,000

Outstanding debt	$4,359,787	$4,115,588		$2,111,450		$2,363,238
Less: cash	(93,636)	(49,381)		(17,879)		(40,623)
Net debt	$4,266,151	$4,066,207		$2,093,571		$2,322,615

Total market capitalization	$14,278,518	$15,945,438		$9,634,289		$9,280,242

Debt metrics (pro-rata; trailing 12 months "TTM") (1)
Net Debt-to-Operating EBITDAre	5.6x	5.4x		4.4x		5.2x
Fixed charge coverage	4.1x	4.1x		3.3x		2.8x

(1) In light of the merger with Equity One on March 1, 2017, debt metric calculations for 2017 include legacy Regency results for the trailing 12 months and the annualized impact of year to date results for the Equity One contribution post merger.

11

Summary Real Estate Information
March 31, 2018
(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Number of properties	429	426	427	428	429
Number of retail operating properties	414	412	413	414	416
Number of same properties	409	395	399	400	402
Number of properties in redevelopment	9	14	22	21	23
Number of properties in development	10	9	8	8	7

Gross Leasable Area (GLA) - All properties	54,174	53,881	54,067	54,162	54,038
GLA including retailer-owned stores - All properties	59,137	58,845	59,031	59,125	59,002
GLA - Retail operating properties	52,378	52,161	52,250	52,344	52,473
GLA - Same properties	51,667	50,144	50,624	50,719	50,848
GLA - Properties in redevelopment(1)	1,934	3,607	4,907	4,591	4,691
GLA - Properties in development	1,575	1,461	1,348	1,348	1,096

Wholly Owned and Pro-Rata Share of Co-investment Partnerships

GLA - All properties	44,131	44,015	44,281	44,284	44,075
GLA including retailer-owned stores - All properties	48,982	48,979	49,244	49,248	49,039
GLA - Retail operating properties	42,553	42,456	42,536	42,540	42,583
GLA - Same properties	41,961	40,601	41,073	41,076	41,120
Spaces ≥ 10,000 sf	26,482	25,239	25,914	25,930	25,912
Spaces < 10,000 sf	15,479	13,874	15,159	15,146	15,208
GLA - Properties in redevelopment(1)	1,235	2,817	4,138	3,865	4,211
GLA - Properties in development	1,431	1,374	1,348	1,348	1,096

% leased - All properties	95.1%	95.5%	95.3%	95.0%	95.3%
% leased - Retail operating properties	95.7%	96.2%	95.9%	95.7%	95.8%
% leased - Same properties	95.7%	96.1%	95.8%	95.6%	95.7%
Spaces ≥ 10,000 sf	97.7%	98.2%	97.8%	97.6%	98.1%
Spaces < 10,000 sf	92.2%	92.5%	92.4%	92.3%	91.8%
Average % leased - Same properties	95.7%	96.1%	95.8%	95.6%	95.7%
% commenced - Same properties(2)	94.1%	94.2%	93.4%	93.4%	93.5%

Same property NOI as adjusted growth - YTD (see page 8)	4.3%	3.5%	3.9%	3.3%	3.3%
Same property NOI as adjusted growth without termination fees - YTD	4.0%	3.6%	4.0%	3.5%	3.7%
Same property NOI as adjusted growth without termination fees or redevelopments - YTD	2.6%	2.7%	3.3%	2.9%	3.1%
Rent spreads - Trailing 12 months(3) (see page 19)	7.9%	7.8%	9.4%	9.1%	9.8%

12

(1) Represents entire center GLA rather than redevelopment portion only. Included in Same Property pool unless noted otherwise.
(2) Excludes leases that are signed but have not yet commenced.
(3) Retail operating properties only. Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed.

13

Consolidated Balance Sheets
March 31, 2018 and December 31, 2017
(in thousands)

	2018	2017
	(unaudited)
Assets
Real estate investments at cost:
Land, building and improvements	$10,768,379	$10,578,430
Properties in development	179,123	314,391
	10,947,502	10,892,821
Less: accumulated depreciation	1,394,276	1,339,771
	9,553,226	9,553,050
Properties held for sale	8,742	—
Investments in real estate partnerships	448,257	386,304
Net real estate investments	10,010,225	9,939,354

Cash and cash equivalents	93,636	49,381
Accounts receivable, net	50,025	66,586
Straight line rent receivables, net	93,246	88,596
Notes receivable	16,316	15,803
Deferred leasing costs, net	83,638	80,044
Acquired lease intangible assets, net	455,589	478,826
Goodwill	330,716	331,884
Other assets	100,465	95,243
Total assets	$11,233,856	$11,145,717

Liabilities and Equity
Liabilities:
Notes payable	$3,276,888	$2,971,715
Unsecured credit facilities	563,380	623,262
Total notes payable	3,840,268	3,594,977

Accounts payable and other liabilities	212,515	234,272
Acquired lease intangible liabilities, net	527,264	537,401
Tenants' security and escrow deposits	48,428	46,013
Total liabilities	4,628,475	4,412,663

Equity:
Stockholders' Equity:
Common stock, $.01 par	1,694	1,714
Additional paid in capital	7,727,671	7,854,797
Accumulated other comprehensive income (loss)	4,764	(6,289)
Distributions in excess of net income	(1,169,828)	(1,158,170)
Total stockholders' equity	6,564,301	6,692,052
Noncontrolling Interests:
Exchangeable operating partnership units	10,847	10,907
Limited partners' interest	30,233	30,095
Total noncontrolling interests	41,080	41,002
Total equity	6,605,381	6,733,054
Total liabilities and equity	$11,233,856	$11,145,717

These consolidated balance sheets should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

14

Consolidated Statements of Operations
For the Periods Ended March 31, 2018 and 2017
(in thousands)
unaudited

	Three Months Ended		Year to Date
	2018	2017	2018	2017
Revenues:
Minimum rent	$201,392	141,240	$201,392	141,240
Percentage rent	3,873	2,906	3,873	2,906
Recoveries from tenants and other income	64,270	45,279	64,270	45,279
Management, transaction, and other fees	7,158	6,706	7,158	6,706
Total revenues	276,693	196,131	276,693	196,131
Operating Expenses:
Depreciation and amortization	88,525	60,053	88,525	60,053
Operating and maintenance	42,516	29,763	42,516	29,763
General and administrative	17,606	17,673	17,606	17,673
Real estate taxes	30,425	21,450	30,425	21,450
Other operating expense	1,632	71,562	1,632	71,562
Total operating expenses	180,704	200,501	180,704	200,501
Other Expense (Income):
Interest expense, net of interest income	36,785	27,199	36,785	27,199
Provision for impairment	16,054	—	16,054	—
Early extinguishment of debt	162	—	162	—
Net investment (income) loss	(32)	(1,097)	(32)	(1,097)
Total other expense	52,969	26,102	52,969	26,102
Income (loss) from operations before equity in income of investments in real estate partnerships	43,020	(30,472)	43,020	(30,472)
Equity in income of investments in real estate partnerships	10,349	9,342	10,349	9,342
Income (loss) from operations	53,369	(21,130)	53,369	(21,130)
Gain on sale of real estate, net of tax	96	415	96	415
Net income (loss)	53,465	(20,715)	53,465	(20,715)
Noncontrolling Interests:
Exchangeable operating partnership units	(111)	19	(111)	19
Limited partners' interests in consolidated partnerships	(694)	(671)	(694)	(671)
Net income (loss) attributable to noncontrolling interests	(805)	(652)	(805)	(652)
Net income (loss) attributable to controlling interests	52,660	(21,367)	52,660	(21,367)
Preferred stock dividends and issuance costs	—	(11,856)	—	(11,856)
Net income (loss) attributable to common stockholders	$52,660	(33,223)	$52,660	(33,223)

These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

15

Supplemental Details of Operations (Consolidated Only)
For the Periods Ended March 31, 2018 and 2017
(in thousands)

	Three Months Ended		Year to Date
	2018	2017	2018	2017
Real Estate Revenues:
Base rent	$188,332	133,976	$188,332	133,976
Recoveries from tenants	58,881	41,699	58,881	41,699
Percentage rent	3,873	2,906	3,873	2,906
Termination fees	958	408	958	408
Other income	4,431	3,172	4,431	3,172
Total real estate revenues	256,475	182,161	256,475	182,161

Real Estate Operating Expenses:
Operating and maintenance	39,503	27,122	39,503	27,122
Real estate taxes	30,426	21,450	30,426	21,450
Ground rent	2,426	2,053	2,426	2,053
Provision for doubtful accounts	1,195	617	1,195	617
Total real estate operating expenses	73,550	51,242	73,550	51,242

Other Rent Amounts:
Straight line rent, net	4,292	3,177	4,292	3,177
Above/below market rent amortization, net	8,181	3,498	8,181	3,498
Total other rent amounts	12,473	6,675	12,473	6,675

Fee Income:
Property management fees	3,768	3,418	3,768	3,418
Asset management fees	1,703	1,789	1,703	1,789
Leasing commissions and other fees	1,687	1,499	1,687	1,499
Total fee income	7,158	6,706	7,158	6,706

Interest Expense, net:
Gross interest expense	36,922	26,688	36,922	26,688
Derivative amortization	2,102	2,102	2,102	2,102
Debt cost amortization	1,275	1,044	1,275	1,044
Debt premium/discount amortization	(941)	(689)	(941)	(689)
Capitalized interest	(2,179)	(1,257)	(2,179)	(1,257)
Interest income	(394)	(689)	(394)	(689)
Total interest expense, net	36,785	27,199	36,785	27,199

General & Administrative, net:
Gross general & administrative	18,634	18,811	18,634	18,811
Stock-based compensation	4,122	3,733	4,122	3,733
Capitalized direct leasing compensation costs	(1,322)	(2,299)	(1,322)	(2,299)
Capitalized direct development compensation costs	(3,892)	(3,658)	(3,892)	(3,658)
Total general & administrative, net	17,542	16,587	17,542	16,587

Real Estate (Gains) Losses:
Gain on sale of operating properties	(104)	(12)	(104)	(12)
Provision for impairment of operating properties	16,054	—	16,054	—
(Gain) loss on sale of land	8	(404)	8	(404)
Total real estate (gains) losses	15,958	(416)	15,958	(416)

Depreciation, Transaction and Other Expense (Income):
Depreciation and amortization (including FF&E)	88,525	60,053	88,525	60,053
Acquisition pursuit and closing costs	—	20	—	20
Development pursuit costs	20	388	20	388
Merger related costs	—	69,732	—	69,732
Loss from deferred compensation plan, net	22	23	22	23
Early extinguishment of debt	162	—	162	—
(Gain) loss on sale of investments	9	(35)	9	(35)
Other expenses	417	806	417	806
Total depreciation, transaction and other expense (income)	89,155	130,987	89,155	130,987

These consolidated supplemental details of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

16

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)
March 31, 2018 and December 31, 2017
(in thousands)

	Noncontrolling Interests		Share of JVs

	2018	2017	2018	2017
Assets
Land, building and improvements	$(77,369)	(77,528)	$1,307,198	1,248,224
Properties in development	(624)	(597)	19,063	14,599
	(77,993)	(78,125)	1,326,261	1,262,823
Less: accumulated depreciation	(11,099)	(10,645)	394,966	387,587
Net real estate investments	(66,894)	(67,480)	931,295	875,236

Cash and cash equivalents	(2,995)	(3,098)	15,324	11,123
Accounts receivable, net	(1,808)	(1,334)	5,328	5,641
Straight line rent receivables, net	(1,502)	(1,444)	16,578	16,539
Deferred leasing costs, net	(1,347)	(1,383)	13,869	13,905
Acquired lease intangible assets, net	(996)	(1,061)	16,097	14,268
Other assets	(727)	(357)	10,191	7,291

Total assets	$(76,269)	(76,157)	$1,008,682	944,003

Liabilities
Notes payable	(43,871)	(43,121)	519,519	520,611
Accounts payable and other liabilities	(1,444)	(2,172)	25,077	21,977
Acquired lease intangible liabilities, net	(458)	(482)	12,513	11,323
Tenants' security and escrow deposits	(263)	(287)	3,316	3,788

Total liabilities	$(46,036)	(46,062)	$560,425	557,699

Note
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

17

Supplemental Details of Operations (Real Estate Partnerships Only)
For the Periods Ended March 31, 2018 and 2017
(in thousands)

	Noncontrolling Interests				Share of JVs
	Three Months Ended		Year to Date		Three Months Ended		Year to Date
	2018	2017	2018	2017	2018	2017	2018	2017

Real Estate Revenues:
Base rent	$(1,823)	(1,582)	$(1,823)	(1,582)	$26,001	23,724	$26,001	23,724
Recoveries from tenants	(646)	(473)	(646)	(473)	8,599	7,770	8,599	7,770
Percentage rent	—	(4)	—	(4)	573	585	573	585
Termination fees	(2)	(20)	(2)	(20)	231	158	231	158
Other income	(36)	(32)	(36)	(32)	443	698	443	698
Total real estate revenues	(2,507)	(2,111)	(2,507)	(2,111)	35,847	32,935	35,847	32,935

Real Estate Operating Expenses:
Operating and maintenance	(398)	(331)	(398)	(331)	5,741	4,989	5,741	4,989
Real estate taxes	(368)	(225)	(368)	(225)	4,484	3,952	4,484	3,952
Ground rent	(28)	(26)	(28)	(26)	94	91	94	91
Termination expense	—	—	—	—	—	113	—	113
Provision for doubtful accounts	(13)	(8)	(13)	(8)	86	114	86	114
Total real estate operating expenses	(807)	(590)	(807)	(590)	10,405	9,259	10,405	9,259

Other Rent Amounts:
Straight line rent, net	(49)	(87)	(49)	(87)	42	275	42	275
Above/below market rent amortization, net	(14)	(16)	(14)	(16)	255	237	255	237
Total other rent amounts	(63)	(103)	(63)	(103)	297	512	297	512

Fee Income:
Asset management fees	—	—	—	—	(270)	(292)	(270)	(292)
Total fee income	—	—	—	—	(270)	(292)	(270)	(292)

Interest Expense, net:
Gross interest expense	(404)	(376)	(404)	(376)	6,093	5,882	6,093	5,882
Debt cost amortization	(30)	(12)	(30)	(12)	124	130	124	130
Debt premium/discount amortization	—	—	—	—	42	48	42	48
Total interest expense, net	(434)	(388)	(434)	(388)	6,259	6,060	6,259	6,060

General & Administrative, net:
Gross general & administrative	—	—	—	—	38	54	38	54
Total general & administrative, net	—	—	—	—	38	54	38	54

Real Estate (Gains) Losses:
Loss on sale of operating properties	—	—	—	—	2	—	2	—
Gain on sale of land	—	—	—	—	(115)	—	(115)	—
Total real estate (gains) losses	—	—	—	—	(113)	—	(113)	—

Depreciation, Transaction and Other Expense (Income):
Depreciation and amortization (including FF&E)	(622)	(554)	(622)	(554)	8,791	8,348	8,791	8,348
Acquisition pursuit and closing costs	—	—	—	—	—	7	—	7
Development pursuit costs	—	—	—	—	1	5	1	5
Hedge ineffectiveness	—	—	—	—	—	(8)	—	(8)
Other expenses	(13)	(11)	(13)	(11)	144	88	144	88
Total depreciation, transaction and other expense (income)	(635)	(565)	(635)	(565)	8,936	8,440	8,936	8,440

Note
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

18

Supplemental Details of Same Property NOI as adjusted (Pro-Rata)
For the Periods Ended March 31, 2018 and 2017
(in thousands)

Same Property NOI is a non-GAAP key measure used by management in evaluating the operating performance of our properties and includes pro-rata share of unconsolidated co-investment partnerships. For purposes of evaluating Same Property NOI on a comparative basis, and in light of the merger with Equity One on March 1, 2017, we are presenting our Same Property NOI as adjusted, which is on a pro forma basis as if the merger had occurred January 1, 2017. This perspective allows us to evaluate Same Property NOI growth over a comparable period. Same Property NOI as adjusted is not necessarily indicative of what the actual Same Property NOI and growth would have been if the merger had occurred as of the earliest period presented, nor does it purport to represent the Same Property NOI growth for future periods.

	Three Months Ended		Year to Date
	2018	2017	2018	2017
Same Property NOI as adjusted Detail:

Real Estate Revenues:
Base Rent	$208,851	201,066	$208,851	201,066
Recoveries from Tenants	65,964	63,114	65,964	63,114
Percentage Rent	4,434	4,721	4,434	4,721
Termination Fees	1,062	593	1,062	593
Other Income	4,372	3,775	4,372	3,775
Total Real Estate Revenues	284,683	273,269	284,683	273,269

Real Estate Operating Expenses:
Operating and Maintenance	43,060	40,959	43,060	40,959
Termination Expense	—	113	—	113
Real Estate Taxes	33,746	32,814	33,746	32,814
Ground Rent	2,486	2,251	2,486	2,251
Provision for Doubtful Accounts	1,219	1,351	1,219	1,351
Total Real Estate Operating Expenses	80,511	77,488	80,511	77,488

Same Property NOI as adjusted	$204,172	195,781	$204,172	195,781
% change	4.3%		4.3%

Same Property NOI as adjusted without Termination Fees	$203,110	195,301	$203,110	195,301
% change	4.0%		4.0%

Same Property NOI as adjusted without Termination Fees or Redevelopments	$180,401	175,831	$180,401	175,831
% change	2.6%		2.6%

Reconciliation of Net Income (Loss) Attributable to Common Stockholders to Same Property NOI as adjusted:

Net income (loss) attributable to common stockholders	$52,660	(33,223)	$52,660	(33,223)
Less:
Management, transaction, and other fees	(7,158)	(6,706)	(7,158)	(6,706)
Gain on sale of real estate	(96)	(415)	(96)	(415)
Other(1)	(14,173)	(8,196)	(14,173)	(8,196)
Plus:
Depreciation and amortization	88,525	60,053	88,525	60,053
General and administrative	17,606	17,673	17,606	17,673
Other operating expense, excluding provision for doubtful accounts	437	70,945	437	70,945
Other expense (income)	52,969	26,102	52,969	26,102
Equity in income of investments in real estate excluded from NOI(2)	15,093	14,334	15,093	14,334
Net income attributable to noncontrolling interests	805	652	805	652
Preferred stock dividends and issuance costs	—	11,856	—	11,856
NOI	206,668	153,075	206,668	153,075

19

Less non-same property NOI(3)	(2,496)	(1,051)	(2,496)	(1,051)
Plus same property NOI for non-ownership periods of Equity One(4)	—	43,757	—	43,757

Same Property NOI as adjusted	$204,172	195,781	$204,172	195,781

(1) Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2) Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, and interest expense.

(3) Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.
(4) See page ii for Same Property NOI detail for the non-ownership periods of Equity One.

20

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures
For the Periods Ended March 31, 2018 and 2017
(in thousands, except per share data)

	Three Months Ended		Year to Date
	2018	2017	2018	2017

Reconciliation of Net Income to NAREIT FFO:

Net Income (Loss) Attributable to Common Stockholders	$52,660	(33,223)	$52,660	(33,223)
Adjustments to reconcile to NAREIT Funds From Operations(1):
Depreciation and amortization (excluding FF&E)	96,197	67,444	96,197	67,444
Provision for impairment to operating properties	16,054	—	16,054	—
Gain on sale of operating properties	(102)	(12)	(102)	(12)
Exchangeable operating partnership units	111	(19)	111	(19)
NAREIT Funds From Operations	$164,920	34,190	$164,920	34,190

NAREIT FFO per share (diluted)	$0.96	0.27	$0.96	0.27
Weighted average shares (diluted)	171,309	127,051	171,309	127,051

Reconciliation of NAREIT FFO to Operating FFO:

NAREIT Funds From Operations	$164,920	34,190	$164,920	34,190
Adjustments to reconcile to Operating Funds From Operations(1):
Acquisition pursuit and closing costs	—	27	—	27
Gain on sale of land	(107)	(404)	(107)	(404)
Hedge ineffectiveness	—	(8)	—	(8)
Early extinguishment of debt	162	—	162	—
Interest on bonds for period from notice to redemption	600	—	600	—
Merger related costs	—	69,732	—	69,732
Merger related debt offering interest	—	975	—	975
Preferred redemption costs	—	9,368	—	9,368
Straight line rent, net	(4,081)	(3,365)	(4,081)	(3,365)
Above/below market rent amortization, net	(8,422)	(3,719)	(8,422)	(3,719)
Debt premium/discount amortization	(899)	(641)	(899)	(641)
Operating Funds From Operations	$152,173	106,155	$152,173	106,155

Operating FFO per share (diluted)	$0.89	0.84	$0.89	0.84
Weighted average shares (diluted)	171,309	127,051	171,309	127,051

Additional Disclosures:

Other Non Cash Expense(1)
Derivative amortization	$2,102	2,102	$2,102	2,102
Debt cost amortization	1,369	1,162	1,399	1,162
Stock-based compensation	4,122	3,733	4,122	3,733
Other Non Cash Expense	$7,593	6,997	$7,623	6,997

Capital Expenditures(1)
Leasing commissions	$2,892	3,215	$2,892	3,215
Tenant allowance and landlord work	10,450	5,913	10,450	5,913
Building improvements	3,421	1,876	3,421	1,876
Capital Expenditures	$16,763	11,004	$16,763	11,004

(1) Includes pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests.

21

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures (continued)
For the Periods Ended March 31, 2018 and 2017
(in thousands)

	Three Months Ended		Year to Date
	2018	2017	2018	2017

Reconciliation of Net Income to NAREIT EBITDAre:

Net Income (Loss)	$53,465	(20,715)	$53,465	(20,715)
Adjustments to reconcile to NAREIT EBITDAre(1):
Interest expense	43,438	33,948	43,438	33,948
Depreciation and amortization	97,316	68,401	97,316	68,401
Gain on sale of operating properties	(102)	(12)	(102)	(12)
Provision from impairment to operating properties	16,054	—	16,054	—
NAREIT EBITDAre	$210,171	81,622	$210,171	81,622

Reconciliation of NAREIT EBITDAre to Operating EBITDAre:

NAREIT EBITDAre	$210,171	81,622	$210,171	81,622
Adjustments to reconcile to Operating EBITDAre(1):
Acquisition pursuit and closing costs	—	27	—	27
Gain on sale of land	(107)	(404)	(107)	(404)
Hedge ineffectiveness	—	(8)	—	(8)
Early extinguishment of debt	162	—	162	—
Merger related costs	—	69,732	—	69,732
Straight line rent, net	(4,130)	(3,452)	(4,130)	(3,452)
Above/below market rent amortization, net	(8,436)	(3,735)	(8,436)	(3,735)
Operating EBITDAre	$197,660	143,782	$197,660	143,782

(1) Includes pro-rata share of unconsolidated co-investment partnerships

22

Summary of Consolidated Debt
March 31, 2018 and December 31, 2017
(in thousands)

Total Debt Outstanding:	3/31/2018	12/31/2017
Notes Payable:
Fixed-rate mortgage loans	$615,929	610,049
Variable-rate mortgage loans	37,750	36,010
Fixed-rate unsecured public debt	2,435,342	2,138,156
Fixed-rate unsecured private debt	187,867	187,500
Unsecured credit facilities:
Revolving line of credit	—	60,000
Term Loans	563,380	563,262
Total	$3,840,268	3,594,977

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Contractual Interest Rate on Maturities
2018	$8,001	112,226	—	120,227	6.2%
2019	9,519	23,525	—	33,044	5.0%
2020	11,287	78,580	450,000	539,867	4.5%
2021	11,600	66,751	250,000	328,351	4.9%
2022	11,799	5,848	565,000	582,647	3.0%
2023	18,925	50,492	—	69,417	3.3%
2024	5,301	88,542	250,000	343,843	3.7%
2025	4,207	—	250,000	254,207	3.9%
2026	4,420	88,000	200,000	292,420	3.8%
2027	4,312	32,915	525,000	562,227	3.6%
>10 years	8,773	387	725,000	734,160	4.0%
Unamortized debt premium/(discount) and issuance costs	—	8,269	(28,411)	(20,142)
	$98,144	555,535	3,186,589	3,840,268	4.0%

Percentage of Total Debt:	3/31/2018	12/31/2017
Fixed	99.0%	97.3%
Variable	1.0%	2.7%

Current Weighted Average Contractual Interest Rates: (2)
Fixed	4.0%	4.0%
Variable	2.6%	2.1%
Combined	4.0%	4.0%

Current Weighted Average Effective Interest Rate: (3)
Combined	4.3%	4.2%

Average Years to Maturity:
Fixed	8.4	8.6
Variable	3.2	2.2

(1) Includes unsecured public and private placement debt, unsecured term loans, and unsecured revolving line of credit.
(2) Interest rates are calculated as of the quarter end.
(3) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.

23

Summary of Consolidated Debt
As of March 31, 2018 and December 31, 2017
(in thousands)
Lender	Collateral	Contractual Rate	Effective Rate (1)	Maturity	3/31/2018	12/31/2017

Secured Debt - Fixed Rate Mortgage Loans
TIAA-CREF	Westchase	5.5%		07/10/18	6,199	6,286
Allianz Life Insurance Company	Sheridan Plaza	6.3%		10/10/18	55,543	55,872
Guardian Life Insurance Company	Amerige Heights Town Center	6.1%		12/01/18	15,777	15,844
Guardian Life Insurance Company	El Cerrito Plaza	6.4%		12/01/18	36,228	36,436
Peoples United Bank	The Village Center	6.3%		06/01/19	13,804	13,930
Allianz Life Insurance Company	Willow Festival	7.3%		01/10/20	39,505	39,505
Nationwide Bank	Kent Place	3.3%		04/01/20	8,250	8,250
CUNA Mutal Insurance Society	Ocala Corners	6.5%		04/01/20	4,330	4,389
New York Life Insurance Company	Scripps Ranch Marketplace	3.8%		11/10/20	27,000	27,000
Wells Fargo	University Commons	5.5%		01/10/21	36,854	36,994
Jefferson Pilot	BridgeMill	7.9%		05/05/21	5,478	5,596
John Hancock Life Insurance Company	Kirkwood Commons	7.7%		10/01/22	9,228	9,383
Wells Fargo	Hewlett I	4.4%		01/06/23	9,673	—
TD Bank	Black Rock Shopping Center	2.8%		04/01/23	20,000	20,000
State Farm Life Insurance Company	Tech Ridge Center	5.8%		06/01/23	6,506	6,769
American United Life Insurance Company	Westport Plaza	7.5%		08/01/23	2,838	2,897
TD Bank	Brickwalk Shopping Center	3.2%		11/01/23	33,000	33,000
Genworth Life Insurance Company	Aventura, Oakbrook & Treasure Coast	6.5%		02/28/24	16,147	16,685
Prudential Insurance Company of America	4S Commons Town Center	3.5%		06/05/24	85,000	85,000
Great-West Life & Annuity Insurance Co	Erwin Square	3.8%		09/01/24	10,000	10,000
Metropolitan Life Insurance Company	Westbury Plaza	3.8%		02/01/26	88,000	88,000
PNC Bank	Fellsway Plaza	4.1%		06/02/27	37,500	37,500
NYLIM Real Estate Group	Oak Shade Town Center	6.1%		05/10/28	8,008	8,149
New York Life Insurance	Von's Circle Center	5.2%		10/10/28	8,140	8,283
CIGNA	Copps Hill Plaza	6.1%		01/01/29	13,995	14,224
City of Rollingwood	Shops at Mira Vista	8.0%		03/01/32	232	234
Allianz Life Insurance Company	Circle Center West	5.0%		10/01/36	10,116	10,198
Unamortized premiums on assumed debt of acquired properties and issuance costs					8,578	9,625
Total Fixed Rate Mortgage Loans		4.9%	4.3%		$615,929	610,049

24

Summary of Consolidated Debt
As of March 31, 2018 and December 31, 2017
(in thousands)
Lender	Collateral	Contractual Rate		Effective Rate (1)	Maturity	3/31/2018	12/31/2017

Unsecured Debt
Debt Offering (6/2/10)	Fixed-rate unsecured	6.0%			06/15/20	150,000	150,000
Debt Offering (10/7/10)	Fixed-rate unsecured	4.8%			04/15/21	250,000	250,000
Debt Offering (10/22/12)	Fixed-rate unsecured	3.8%			11/11/22	300,000	300,000
Debt Offering (5/16/14)	Fixed-rate unsecured	3.8%			06/15/24	250,000	250,000
Debt Offering (8/17/15)	Fixed-rate unsecured	3.9%			11/01/25	250,000	250,000
Debt Placement (5/11/2016)	Fixed-rate unsecured	3.8%			05/11/26	100,000	100,000
Debt Placement (8/11/2016)	Fixed-rate unsecured	3.9%			08/11/26	100,000	100,000
Debt Offering (1/17/17)	Fixed-rate unsecured	3.6%			02/01/27	525,000	525,000
Debt Offering (3/9/18)	Fixed-rate unsecured	4.1%			03/15/28	300,000	—
Debt Offering (1/17/17)	Fixed-rate unsecured	4.4%			02/01/47	425,000	425,000
Term Loan	Fixed-rate unsecured	2.8%	(2)		12/02/20	300,000	300,000
Term Loan	Fixed-rate unsecured	2.0%	(3)		01/05/22	265,000	265,000
Revolving Line of Credit	Variable-rate unsecured	LIBOR + 0.875%	(4)		03/23/22	—	60,000
Unamortized debt discount and issuance costs						(28,411)	(26,082)
Total Unsecured Debt, Net of Discounts		3.8%		4.2%		$3,186,589	2,948,918

Variable Rate Mortgage Loans
TD Bank	Concord Shopping Plaza	LIBOR + 0.95%			12/21/21	27,750	27,750
PNC Bank	Market at Springwoods Village	LIBOR + 1.75%			12/28/19	10,309	8,569
Unamortized debt discount and issuance costs						(309)
Total Variable Rate Mortgage Loans		1.5%		2.0%		$37,750	36,010

Total		4.0%		4.3%		$3,840,268	3,594,977

(1)  Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.

(2) Underlying debt is LIBOR+0.95%; however, interest rate swaps are in place to fix the interest rate on the entire $300,000 balance at 2.774% through maturity. Contractual rate represents blended contractual terms, including the swap.

(3) Effective July 7, 2016, the interest rate on the underlying debt is LIBOR + 0.95%, with an interest rate swap in place to fix the interest rate on the entire $265,000 balance at 2.00% through maturity.

(4) Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $1.25 billion line of credit. Maturity is subject to two additional six-month periods at the Company’s option.

25

Summary of Unsecured Debt Covenants and Leverage Ratios
March 31, 2018
(in thousands)

Outstanding Unsecured Public Debt:	Origination	Maturity	Rate	Balance
	6/2/2010	6/15/2020	6.000%	$150,000	(1)
	10/7/2010	4/15/2021	4.800%	$250,000
	10/25/2012	11/15/2022	3.750%	$300,000
	5/16/2014	6/15/2024	3.750%	$250,000
	8/17/2015	11/1/2025	3.900%	$250,000
	1/17/2017	2/1/2027	3.600%	$525,000
	3/9/2018	3/15/2028	4.125%	$300,000
	1/17/2017	2/1/2047	4.400%	$425,000

Unsecured Public Debt Covenants:	Required	12/31/17	9/30/17	6/30/17	3/31/17

Fair Market Value Calculation Method Covenants (2)(3)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	28%	27%	27%	26%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	5%	5%	5%	6%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	5.1x	5.1x	5.1x	5.2x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	384%	391%	393%	410%

Ratios:	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17
Consolidated Only
Net debt to total market capitalization	27.2%	23.0%	24.8%	24.0%	22.8%
Net debt to real estate assets, before depreciation	32.9%	31.4%	31.0%	30.3%	29.6%
Net debt to total assets, before depreciation	29.9%	28.5%	28.2%	27.6%	27.4%
Net debt + preferred to total assets, before depreciation	29.9%	28.5%	28.2%	28.2%	28.0%

Net debt to Operating EBITDAre - TTM(4)	5.0x	4.9x	4.8x	4.6x	4.5x
Fixed charge coverage	4.8x	4.8x	4.9x	5.1x	5.1x
Fixed charge coverage excluding preferreds	4.8x	4.8x	5.1x	5.5x	5.6x
Interest coverage	5.2x	5.4x	5.7x	6.2x	6.3x

Unsecured assets to total real estate assets	85.5%	85.7%	86.6%	86.5%	83.2%
Unsecured NOI to total NOI - TTM(4)	86.7%	87.0%	87.0%	86.9%	83.2%
Unencumbered assets to unsecured debt	292%	314%	322%	323%	336%

Total Pro-Rata Share
Net debt to total market capitalization	29.9%	25.5%	27.5%	26.8%	25.5%
Net debt to real estate assets, before depreciation	34.7%	33.5%	33.1%	32.5%	31.8%
Net debt to total assets, before depreciation	31.6%	30.4%	30.1%	29.7%	29.5%
Net debt + preferred to total assets, before depreciation	31.6%	30.4%	30.1%	30.2%	30.1%

Net debt to Operating EBITDAre - TTM(4)	5.6x	5.4x	5.4x	5.2x	4.9x
Fixed charge coverage	4.1x	4.1x	4.1x	4.3x	4.5x
Fixed charge coverage excluding preferreds	4.1x	4.1x	4.3x	4.5x	4.9x
Interest coverage	4.5x	4.7x	4.9x	5.2x	5.6x

(1) On April 2, 2018 the Company repaid in full its outstanding $150 million 6% notes due June 2020, including a make-whole premium and accrued interest.
(2) For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(3) Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company's most recent Form 10-Q or Form 10-K filing.

26

(4) In light of the merger with Equity One on March 1, 2017, debt metric calculations for 2017 include legacy Regency results for the trailing 12 months and the annualized impact of year to date results for the Equity One contribution post merger.

27

Summary of Unconsolidated Debt
March 31, 2018 and December 31, 2017
(in thousands)

Total Debt Outstanding:	3/31/2018	12/31/2017
Mortgage loans payable:
Fixed rate secured loans	$1,489,011	1,493,595
Variable rate secured loans	2,663	1,499
Unsecured credit facilities variable rate	19,635	19,635
Total	$1,511,308	1,514,729

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro-Rata Share	Weighted Average Contractual Interest Rate on Maturities
2018	$15,906	30,022	—	45,928	17,777	4.1%
2019	19,852	73,259	—	93,111	24,448	7.3%
2020	16,823	225,218	19,635	261,676	91,604	5.5%
2021	10,818	269,942	—	280,760	100,402	4.6%
2022	7,569	195,702	—	203,271	73,369	4.2%
2023	2,631	171,608	—	174,239	65,003	4.8%
2024	380	33,690	—	34,070	13,760	3.9%
2025	—	162,000	—	162,000	48,900	3.6%
2026	—	101,000	—	101,000	44,400	3.8%
2027	—	115,000		115,000	23,008	3.8%
>10 Years	—	50,000	—	50,000	20,000	4.0%
Unamortized debt premium/(discount) and issuance costs (2)	—	(9,747)	—	(9,747)	(3,152)
	$73,979	1,417,694	19,635	1,511,308	519,519	4.6%

Percentage of Total Debt:	3/31/2018	12/31/2017
Fixed	98.5%	98.6%
Variable	1.5%	1.4%

Current Weighted Average Contractual Interest Rates: (1)
Fixed	4.6%	4.6%
Variable	3.3%	2.9%
Combined	4.6%	4.6%

Current Weighted Average Effective Interest Rates: (2)
Combined	4.7%	4.7%

Average Years to Maturity:
Fixed	5.0	5.2
Variable	2.7	2.9

(1) Interest rates are calculated as of the quarter end.
(2) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost, amortization, interest rate swaps, and facility and unused fees.

28

Property Transactions
March 31, 2018
(in thousands)

Acquisitions:
Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency’s Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)(1)
Jan-18	Ballard Blocks I	Principal (49.9%)	Seattle, WA	132,000	$27,196		Trader Joe's, Ross, LA Fitness
Jan-18	The District at Metuchen	Oregon (20%)	Metuchen, NJ	66,410	6,766		Whole Foods
Jan-18	Hewlett Crossing I & II		Hewlett, NY	52,000	30,900		Petco, Duane Reade

	Total			250,410	$64,862	4.9%

Dispositions:
Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency’s Share of Sales Price	Weighted Average Cap Rate	Anchor(s)(1)
Mar-18	Ft. Caroline		Jacksonville, FL	77,482	$3,500		Winn Dixie, Planet Fitness, Citi Trends

	Total			77,482	$3,500	8.3%

(1) Retailers in parenthesis are shadow anchors and not a part of the owned property

29

Summary of Development
March 31, 2018
(in thousands)

Property Name	Market	Grocer/Anchor Tenant	Dev Start	Anchor Opens	Estimated Net Development Costs After JV Buyout	% of Costs Incurred	Development Yield Before JV Buyout (3)	Return After JV Buyout	GLA	% Leased
Properties in Development:
Ballard Blocks II (1)	Seattle, WA	PCC Community Markets & West Marine	Q1-2018	Jun-19	$31,057	17%	6.3%	6.3%	114	57%
Chimney Rock	New York, NY	Whole Foods, Nordstrom Rack & Saks Off 5th	Q4-2016	Mar-18	$70,872	90%	6.5%	6.5%	218	90%
Indigo Square	Charleston, SC	Publix Greenwise Market	Q4-2017	Feb-19	$16,574	40%	8.3%	8.3%	51	71%
Market at Springwoods Village (2)	Houston, TX	Kroger	Q1-2016	May-17	$14,160	87%	9.3%	9.3%	167	89%
Mellody Farm	Chicago, IL	Whole Foods, Nordstrom Rack & REI	Q2-2017	Oct-18	$103,162	44%	6.8%	6.8%	252	64%
Midtown East (3)	Raleigh, NC	Wegmans	Q4-2017	Sep-19	$22,048	37%	8.0%	8.0%	174	75%
Northgate Marketplace Ph II	Medford, OR	Dick's & HomeGoods	Q4-2015	Oct-16	$40,791	98%	7.3%	7.3%	177	92%
Pinecrest Place	Miami, FL	Whole Foods	Q1-2017	Jan-18	$16,429	34%	7.3%	7.3%	70	75%
The Field at Commonwealth	Metro DC	Wegmans	Q1-2017	Aug-18	$45,213	71%	7.5%	7.5%	187	87%
The Village at Riverstone	Houston, TX	Kroger	Q4-2016	Oct-18	$30,658	57%	8.0%	7.8%	165	87%
Total Properties in Development	10				$390,965	61%	7.2%	7.2% (5)	1,575	80%

NOI from Properties in Development (Current Quarter)					$899

Base rent from Development Completions for leases signed but not yet rent-paying (Current Quarter)					$0

Notes:
New starts for the quarter are in bold and italicized.
See Page 30 for additional disclosures regarding undeveloped land classified on the non-GAAP balance sheet as Land, building, and improvements rather than Properties in Development

(1) Reflects Regency's share of Estimated Net Development Costs After JV Buyout at 49.9% noncontrolling interest.
(2) Reflects Regency's share of Estimated Net Development Costs After JV Buyout at 53% controlling interest. Anchor rent commencement date is May-2017. Anchor opening date is Nov-2017.
(3) Reflects Regency's share of Estimated Net Development Costs After JV Buyout at 50% noncontrolling interest.
(4) Represents the ratio of Regency's underwritten NOI at stabilization to total estimated net development costs, before any adjustments for expected JV partner buyouts.
(5) After allocating land basis for outparcel proceeds, additional interest and overhead capitalization, returns are estimated to be 6.5% for Projects in Development.

Summary of Redevelopment
March 31, 2018
(in thousands)

Property Name	Market	Description	Target Completion Year (1)	Incremental Costs (2)	% of Costs Incurred	Incremental Yield
Properties in Redevelopment (>$5M):
Countryside Shops	Miami	Relocation and expansion of existing Publix including reduction of shop space and leasing former Publix space to Ross; addition of pad building leased to Chipotle; refaçade remaining center.	2018	$21,337	70%	6% - 7%
Paces Ferry Plaza	Atlanta	Reconfiguration of center including construction of Whole Foods 365, parking deck, and façade renovations.	2018	$15.162	69%	9% - 10%
Point Royale Shopping Center	Miami	Reconfiguration of the former Best Buy space for Burlington Coat and two junior anchors; construction of new outparcel leased to Panera Bread; façade enhancements to remaining center.	2018	$10,935	65%	7% - 8%
Various Properties	6	Redevelopments located in various markets with project costs <$5M		$15,891	51%	7% - 10%
Total Properties in Redevelopment	9			$63,325	62%	7% - 9%

Redevelopment Completions (>$5M):
Serramonte Shopping Center	San Francisco	Additional 250K SF of new retail including new parking deck. Anchor leases executed with Nordstrom Rack, Ross, TJ Maxx, Buy Buy Baby, Cost Plus World Market, Dave & Busters and Daiso.	2018	$116,200	91%	6% - 7%
Various Properties	4	Redevelopments located in various markets with project costs <$5M		$10,524	93%	7% - 10%
Total Redevelopment Completions	5			$126,724	91%	6% - 7%

Reconciliation of Summary of Development and Redevelopment to Properties In Development (Balance Sheet):
Developments	% of estimated development costs, including GAAP allocations			$261,098
Redevelopments	% of incremental costs			39,486
Other Costs	Pre-development costs and accruals for costs not yet paid			39,068
Transfers to Operating	Cost of assets placed in service			(142,090)
Properties in Development (Pro-Rata)				$197,562

(1) Target completion year reflects the year that construction is expected to be substantially complete.
(2) Includes Regency's pro-rata share of unconsolidated co-investment partnerships.

Unconsolidated Investments
March 31, 2018
(in thousands)

					Regency
Investment Partner and Portfolio Summary Abbreviation	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 3/31/2018		Equity Pick-up

State of Oregon
(JV-C, JV-C2)	19	2,270	$495,895	$237,083	20.00%	$47,417	$47,380		$702
(JV-CCV)	1	558	99,565	59,750	30.00%	17,925	11,638		244
	20	2,828	595,460	296,833
GRI
(JV-GRI)	70	9,064	1,655,402	905,263	40.00%	362,105	199,422		7,518

CalSTRS
(JV-RC)	7	730	139,899	12,142	25.00%	3,035	31,172		436

NYSCRF
(JV-NYC)	6	1,152	282,127	141,853	30.00%	42,556	52,829		(28)

USAA
(JV-USA)	7	683	90,981	103,786	20.01%	20,766	(3,178)	(1)	235

Publix
(JV-O)	2	207	26,823	—	50.00%	—	12,920		459

Individual Investors
(JV-O)	6	786	198,149	51,431	50.00%	25,715	92,896		783

	118	15,450	$2,988,841	$1,511,308		$519,519	$445,079		$10,349

(1) During 2017, the USAA partnership distributed proceeds from debt refinancing and real estate sales in excess of Regency's carrying value of its investment resulting in a negative investment balance, which is classified within Accounts Payable and Other Liabilities in the Consolidated Balance Sheets.

Leasing Statistics -Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
March 31, 2018
(Retail Operating Properties Only)

Leasing Statistics - Comparable

Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work /Sq. Ft.
1st Quarter 2018	300	956	$24.85	8.4%	4.7	$3.37
4th Quarter 2017	442	1,772	22.04	6.0%	5.7	9.09
3rd Quarter 2017	387	1,774	20.41	7.8%	5.6	5.49
2nd Quarter 2017	427	1,690	23.89	9.4%	5.5	3.48
Total - 12 months	1,556	6,193	$22.52	7.9%	5.5	$5.58

New Leases	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work /Sq. Ft.
1st Quarter 2018	77	201	$26.23	15.5%	6.2	$16.85
4th Quarter 2017	106	443	21.66	2.2%	8.4	38.12
3rd Quarter 2017	92	279	26.20	17.4%	9.3	33.51
2nd Quarter 2017	103	281	23.81	13.5%	7.4	20.32
Total - 12 months	378	1,204	$24.03	10.9%	8.0	$29.23

Renewals	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work /Sq. Ft.
1st Quarter 2018	223	756	$24.55	6.8%	4.3	$0.43
4th Quarter 2017	336	1,329	22.15	7.1%	4.9	0.54
3rd Quarter 2017	295	1,495	19.41	5.7%	5.0	0.59
2nd Quarter 2017	324	1,409	23.91	8.7%	5.2	0.37
Total - 12 months	1,178	4,989	$22.19	7.2%	4.9	$0.49

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work /Sq. Ft.
1st Quarter 2018	339	1,070	$25.10	4.8	$5.13
4th Quarter 2017	516	1,974	22.74	6.5	11.18
3rd Quarter 2017	452	2,042	20.79	5.5	6.93
2nd Quarter 2017	497	1,915	23.91	5.5	5.93
Total - 12 months	1,804	7,001	$22.84	5.5	$7.52

Notes:
• All amounts reported at execution.
• Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share.
• Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed and include leasing transactions where space was vacant > 12 months.
• Tenant Allowance & Landlord Work are costs required to make the space leasable and include improvements of a space as it relates to a specific lease. These costs include tenant improvements and inducements.
• Excludes Non Retail Properties

33

Average Base Rent by CBSA - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
March 31, 2018
(in thousands)

Largest CBSAs by Population(1)	Number of Properties	GLA	% Leased(2)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
New York-Newark-Jersey City	15	1,619	97.4%	$59,562	$37.77	3.5%	3.7%	6.6%
Los Angeles-Long Beach-Anaheim	24	2,361	99.6%	62,649	26.63	5.6%	5.3%	7.0%
Chicago-Naperville-Elgin	11	1,591	90.5%	25,865	17.95	2.6%	3.6%	2.9%
Dallas-Fort Worth-Arlington	12	775	97.3%	16,590	22.00	2.8%	1.8%	1.8%
Houston-The Woodlands-Sugar Land	13	1,589	96.4%	28,332	18.50	3.0%	3.6%	3.2%
Washington-Arlington-Alexandria	33	2,615	88.5%	56,635	24.48	7.7%	5.9%	6.3%
Philadelphia-Camden-Wilmington	8	694	94.9%	14,455	21.94	1.9%	1.6%	1.6%
Miami-Fort Lauderdale-West Palm Beach	48	5,673	95.6%	106,199	19.57	11.2%	12.9%	11.8%
Atlanta-Sandy Springs-Roswell	22	2,065	95.7%	41,861	21.19	5.1%	4.7%	4.7%
Boston-Cambridge-Newton	10	931	99.1%	22,606	24.50	2.3%	2.1%	2.5%
San Francisco-Oakland-Hayward	22	3,790	94.2%	101,380	28.41	5.1%	8.6%	11.3%
Phoenix-Mesa-Scottsdale	—	—	—%	—	—	—%	—%	—%
Detroit-Warren-Dearborn	—	—	—%	—	—	—%	—%	—%
Riverside-San Bernardino-Ontario	3	319	0.9	6,635	22.84	—	—	—
Minneapolis-St. Paul-Bloomington	5	207	97.9%	3,136	15.49	1.2%	0.5%	0.3%
Seattle-Tacoma-Bellevue	14	1,125	96.7%	27,196	25.00	3.3%	2.5%	3.0%
San Diego-Carlsbad	11	1,536	97.7%	42,881	28.57	2.6%	3.5%	4.8%
Tampa-St. Petersburg-Clearwater	9	1,311	88.6%	19,539	16.82	2.1%	3.0%	2.2%
Baltimore-Columbia-Towson	5	353	96.0%	7,898	23.27	1.2%	0.8%	0.9%
Denver-Aurora-Lakewood	12	988	90.4%	13,740	15.39	2.8%	2.2%	1.5%
St. Louis	4	408	99.7%	4,324	10.62	0.9%	0.9%	0.5%
Orlando-Kissimmee-Sanford	9	936	91.9%	14,542	16.90	2.1%	2.1%	1.6%
Pittsburgh	—	—	—%	—	—	—%	—%	—%
Charlotte-Concord-Gastonia	5	300	97.2%	6,681	22.93	1.2%	0.7%	0.7%
Sacramento--Roseville--Arden-Arcade	4	318	98.9%	6,871	21.87	0.9%	0.7%	0.8%
Top 25 CBSAs by Population	299	31,504	94.8%	$689,576	$21.80	69.7%	71.4%	76.8%

CBSAs Ranked 26 - 50 by Population	61	6,403	96.5%	99,337	16.00	14.2%	14.5%	11.1%

CBSAs Ranked 51 - 75 by Population	22	2,231	96.7%	49,661	22.81	5.1%	5.1%	5.5%

CBSAs Ranked 76 - 100 by Population	15	938	96.0%	15,209	16.75	3.5%	2.1%	1.7%

Other CBSAs	32	3,055	94%	43,535	15.10	7.5%	6.9%	4.8%

Total All Properties	429	44,131	95.1%	$897,318	$21.28	100.0%	100.0%	100.0%

(1) 2017 Population Data Source: Synergos Technologies, Inc.
(2) Includes Properties in Development and leases that are executed but have not commenced.

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of
Co-investment Partnerships
March 31, 2018
(in thousands)

Tenant	Tenant GLA	% of Company-Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Publix	2,750	6.2%	$28,006	3.1%	69	13
Kroger	2,889	6.6%	27,640	3.1%	58	17
Albertsons/Safeway	1,781	4.0%	25,660	2.9%	46	19
TJX Companies	1,446	3.3%	21,385	2.4%	59	17
Whole Foods	978	2.2%	20,494	2.3%	28	8
Ahold/Delhaize	623	1.4%	13,509	1.5%	16	8
CVS	629	1.4%	12,965	1.4%	55	19
L.A. Fitness Sports Club	470	1.1%	9,050	1.0%	13	4
Nordstrom	320	0.7%	8,747	1.0%	9	—
PETCO	368	0.8%	8,736	1.0%	45	14
Ross Dress For Less	582	1.3%	8,459	0.9%	25	9
Trader Joe's	258	0.6%	7,929	0.9%	26	7
Bed Bath & Beyond	500	1.1%	7,880	0.9%	16	—
Dick's Sporting Goods	417	0.9%	6,520	0.7%	8	1
Starbucks	137	0.3%	6,469	0.7%	102	33
Gap	191	0.4%	6,468	0.7%	14	1
Wells Fargo Bank	133	0.3%	6,468	0.7%	53	21
Target	570	1.3%	6,365	0.7%	6	2
JPMorgan Chase Bank	115	0.3%	6,135	0.7%	35	7
Bank of America	115	0.3%	5,911	0.7%	37	14
H.E.B.	344	0.8%	5,762	0.6%	5	—
Walgreens	278	0.6%	5,697	0.6%	26	10
Kohl's	612	1.4%	5,645	0.6%	8	2
Best Buy	216	0.5%	4,874	0.5%	7	1
Panera Bread	134	0.3%	4,681	0.5%	36	8
Top 25 Tenants	16,856	38.1%	$271,455	30.1%	802	235

35

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
March 31, 2018
(GLA in thousands)

	Anchor Tenants(1)
Year	GLA	Percent of GLA	Percent of Total ABR (3)	ABR
MTM(4)	64	0.2%	0.1%	$12.72
2018	880	2.1%	1.3%	13.11
2019	3,159	7.7%	4.6%	12.69
2020	2,622	6.4%	4.0%	13.27
2021	2,834	6.9%	4.1%	12.71
2022	3,460	8.4%	5.7%	14.51
2023	2,460	6.0%	4.5%	16.12
2024	1,398	3.4%	2.8%	17.67
2025	1,248	3.0%	2.4%	16.67
2026	1,369	3.3%	2.9%	18.39
2027	1,415	3.4%	2.7%	16.49
10 Year Total	20,909	50.7%	35.2%	$14.69

Thereafter	5,580	13.5%	9.8%	15.41
	26,489	64.2%	44.9%	$14.84

	Shop Tenants(2)
Year	GLA	Percent of GLA	Percent of Total ABR (3)	ABR
MTM(4)	295	0.7%	1.0%	$29.15
2018	1,042	2.5%	3.8%	32.11
2019	2,014	4.9%	7.0%	30.32
2020	2,169	5.3%	7.6%	30.64
2021	2,089	5.1%	7.5%	31.40
2022	2,224	5.4%	8.3%	32.65
2023	1,416	3.4%	5.3%	32.53
2024	769	1.9%	2.9%	33.24
2025	763	1.9%	3.2%	36.76
2026	653	1.6%	2.7%	35.91
2027	558	1.4%	2.3%	36.18
10 Year Total	13,992	33.9%	51.6%	$32.24

Thereafter	749	1.8%	3.3%	38.98
	14,741	35.8%	55.1%	$32.58

36

	All Tenants
Year	GLA	Percent of GLA	Percent of Total ABR (3)	ABR
MTM(4)	360	0.9%	1.1%	$26.21
2018	1,922	4.7%	5.2%	23.41
2019	5,174	12.5%	11.6%	19.55
2020	4,791	11.6%	11.6%	21.13
2021	4,923	11.9%	11.6%	20.64
2022	5,684	13.8%	14.1%	21.60
2023	3,876	9.4%	9.8%	22.12
2024	2,167	5.3%	5.8%	23.20
2025	2,010	4.9%	5.6%	24.31
2026	2,022	4.9%	5.6%	24.05
2027	1,973	4.8%	5.0%	22.06
10 Year Total	34,902	84.7%	86.8%	$21.73

Thereafter	6,329	15.3%	13.2%	18.20
	41,230	100%	100%	$21.18

Note: Reflects commenced leases only. Does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Anchor tenants represent any tenant occupying at least 10,000 square feet.
(2) Shop tenants represent any tenant occupying less than 10,000 square feet.
(3) Total Annual Base Rent ("ABR") excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(4) Month to month lease or in process of renewal.

37

Portfolio Summary Report By State
March 31, 2018
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
200 Potrero			CA	San Francisco-Oakland-Hayward	31	31	55.1%		—	—	-	$10.72
4S Commons Town Center	M	85%	CA	San Diego-Carlsbad	240	240	100.0%		—	68	Ralphs, Jimbo's...Naturally!	$33.24
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Anaheim	89	89	100.0%		143	58	Albertsons, (Target)	$29.43
Balboa Mesa Shopping Center			CA	San Diego-Carlsbad	207	207	100.0%		—	42	Von's Food & Drug, Kohl's	$25.44
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Hayward	122	49	97.3%		—	32	Mollie Stone's Market	$24.78
Blossom Valley	USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	100.0%		—	34	Safeway	$26.46
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	352	141	99.2%		—	25	Sprout's Markets, Target	$18.74
Circle Center West			CA	Los Angeles-Long Beach-Anaheim	64	64	100.0%		—	—	-	$27.38
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Hayward	260	260	91.1%		—	14	Grocery Outlet, Orchard Supply Hardware	$22.18
Corral Hollow	RC	25%	CA	Stockton-Lodi	167	42	100.0%		—	66	Safeway, Orchard Supply & Hardware	$17.41
Costa Verde Center			CA	San Diego-Carlsbad	179	179	91.3%		—	40	Bristol Farms	$36.18
Culver Center			CA	Los Angeles-Long Beach-Anaheim	217	217	100.0%		—	37	Ralphs, Best Buy, LA Fitness	$32.00
Diablo Plaza			CA	San Francisco-Oakland-Hayward	63	63	98.3%		53	53	(Safeway)	$39.85
East Washington Place			CA	Santa Rosa	203	203	98.9%		137	25	(Target), Dick's Sporting Goods, TJ Maxx	$23.97
El Camino Shopping Center			CA	Los Angeles-Long Beach-Anaheim	136	136	98.1%		—	31	Bristol Farms	$36.72
El Cerrito Plaza			CA	San Francisco-Oakland-Hayward	256	256	96.8%		67	78	(Lucky's), Trader Joe's	$29.51
El Norte Pkwy Plaza			CA	San Diego-Carlsbad	91	91	95.5%		—	42	Von's Food & Drug	$18.19
Encina Grande			CA	San Francisco-Oakland-Hayward	106	106	100.0%		—	38	Whole Foods	$31.11
Five Points Shopping Center	GRI	40%	CA	Santa Maria-Santa Barbara	145	58	97.3%		—	35	Smart & Final	$28.18
Folsom Prairie City Crossing			CA	Sacramento--Roseville--Arden-Arcade	90	90	100.0%		—	55	Safeway	$20.78
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	99	99	100.0%		—	44	Stater Bros.	$26.45
Friars Mission Center			CA	San Diego-Carlsbad	147	147	98.5%		—	55	Ralphs	$33.63
Gateway 101			CA	San Francisco-Oakland-Hayward	92	92	100.0%		212	—	(Home Depot), (Best Buy), Target, Nordstrom Rack	$32.05
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	97.1%		—	38	Gelson's Markets	$27.46
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles-Arroyo Grande	244	244	97.5%		—	—	Lowe's	$7.56
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	226	91	100.0%		—	24	Sprout's Markets	$23.80
Hasley Canyon Village	USAA	20%	CA	Los Angeles-Long Beach-Anaheim	66	13	100.0%		—	52	Ralphs	$25.31
Heritage Plaza			CA	Los Angeles-Long Beach-Anaheim	230	230	99.9%		—	44	Ralphs	$36.61
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	182	182	95.2%		236	94	(Home Depot), (WinCo), Toys R Us	$19.15
Jefferson Square			CA	Riverside-San Bernardino-Ontario	38	38	48.9%		—	—	-	$15.85
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	42	17	100.0%		39	39	(Albertsons)	$27.98
Marina Shores	C	20%	CA	Los Angeles-Long Beach-Anaheim	68	14	100.0%		—	26	Whole Foods	$34.98
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	100.0%		—	43	Safeway	$19.68

Portfolio Summary Report By State
March 31, 2018
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Morningside Plaza			CA	Los Angeles-Long Beach-Anaheim	91	91	98.4%		—	43	Stater Bros.	$22.92
Navajo Shopping Center	GRI	40%	CA	San Diego-Carlsbad	102	41	98.0%		—	44	Albertsons	$14.13
Newland Center			CA	Los Angeles-Long Beach-Anaheim	152	152	100.0%		—	58	Albertsons	$25.66
Oak Shade Town Center			CA	Sacramento--Roseville--Arden-Arcade	104	104	100.0%		—	40	Safeway	$21.19
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	93.6%		—	44	Gelson's Markets	$20.12
Parnassus Heights Medical	RLP	50%	CA	San Francisco-Oakland-Hayward	146	73	99.6%		—	—	Central Parking System	$81.73
Persimmon Place			CA	San Francisco-Oakland-Hayward	153	153	100.0%		—	40	Whole Foods, Nordstrom Rack	$34.74
Plaza Escuela			CA	San Francisco-Oakland-Hayward	155	155	88.9%		—	—	-	$45.63
Plaza Hermosa			CA	Los Angeles-Long Beach-Anaheim	95	95	100.0%		—	37	Von's Food & Drug	$25.96
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Hayward	232	93	80.8%		—	—	Target	$23.77
Pleasanton Plaza			CA	San Francisco-Oakland-Hayward	163	163	81.2%		—	—	JCPenney	$11.97
Point Loma Plaza	GRI	40%	CA	San Diego-Carlsbad	205	82	97.2%		—	50	Von's Food & Drug	$22.31
Potrero Center			CA	San Francisco-Oakland-Hayward	227	227	84.2%		—	60	Safeway	$33.81
Powell Street Plaza			CA	San Francisco-Oakland-Hayward	166	166	91.2%		—	10	Trader Joe's	$34.03
Raley's Supermarket	C	20%	CA	Sacramento--Roseville--Arden-Arcade	63	13	100.0%		—	63	Raley's	$12.50
Ralphs Circle Center			CA	Los Angeles-Long Beach-Anaheim	60	60	100.0%		—	35	Ralphs	$18.45
Rancho San Diego Village	GRI	40%	CA	San Diego-Carlsbad	153	61	93.7%		—	40	Smart & Final	$21.76
Rona Plaza			CA	Los Angeles-Long Beach-Anaheim	52	52	100.0%		—	37	Superior Super Warehouse	$20.84
San Carlos Marketplace			CA	San Francisco-Oakland-Hayward	154	154	100.0%		—	—	TJ Maxx, Best Buy	$34.73
Scripps Ranch Marketplace			CA	San Diego-Carlsbad	132	132	100.0%		—	57	Vons	$27.71
San Leandro Plaza			CA	San Francisco-Oakland-Hayward	50	50	95.3%		38	38	(Safeway)	$35.21
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Anaheim	97	19	97.8%		—	48	Von's Food & Drug	$25.86
Sequoia Station			CA	San Francisco-Oakland-Hayward	103	103	100.0%		62	62	(Safeway)	$40.22
Serramonte Shopping Center			CA	San Francisco-Oakland-Hayward	1,076	1,076	95.8%		—	—	Macy's, Target, Dick's Sporting Goods, JCPenney, Dave & Buster's, Nordstrom Rack	$23.44
Shoppes at Homestead (fka Loehmanns Plaza California)			CA	San Jose-Sunnyvale-Santa Clara	113	113	100.0%		53	53	(Safeway)	$22.54
Silverado Plaza	GRI	40%	CA	Napa	85	34	99.0%		—	32	Nob Hill	$17.51
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	100.0%		—	53	Safeway	$18.70
South Bay Village			CA	Los Angeles-Long Beach-Anaheim	108	108	100.0%		—	30	Wal-Mart, Orchard Supply Hardware	$20.15
Talega Village Center			CA	Los Angeles-Long Beach-Anaheim	102	102	100.0%		—	46	Ralphs	$21.68
Tassajara Crossing			CA	San Francisco-Oakland-Hayward	146	146	94.1%		—	56	Safeway	$23.51
The Hub Hillcrest Market (fka Uptown District)			CA	San Diego-Carlsbad	149	149	96.6%		—	52	Ralphs, Trader Joe's	$38.46
The Marketplace Shopping Ctr			CA	Sacramento--Roseville--Arden-Arcade	111	111	96.7%		—	35	Safeway	$24.60
Tustin Legacy			CA	Los Angeles-Long Beach-Anaheim	112	112	98.9%		—	44	Stater Bros.	$31.15
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	98	39	95.6%		—	41	Ralphs	$17.71

Portfolio Summary Report By State
March 31, 2018
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Twin Peaks			CA	San Diego-Carlsbad	208	208	99.4%		—	—	Target	$20.28
Valencia Crossroads			CA	Los Angeles-Long Beach-Anaheim	173	173	100.0%		—	35	Whole Foods, Kohl's	$26.31
Village at La Floresta			CA	Los Angeles-Long Beach-Anaheim	87	87	100.0%		—	37	Whole Foods	$33.39
Von's Circle Center			CA	Los Angeles-Long Beach-Anaheim	151	151	100.0%		—	45	Von's, Ross Dress for Less	$19.52
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	100.0%		—	25	Safeway	$18.66
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	197	197	96.6%		—	72	Von's Food & Drug and Sprouts	$44.71
Willows Shopping Center			CA	San Francisco-Oakland-Hayward	249	249	100.0%		—	—	-	$28.32
Woodman Van Nuys			CA	Los Angeles-Long Beach-Anaheim	108	108	100.0%		—	78	El Super	$15.71
Woodside Central			CA	San Francisco-Oakland-Hayward	81	81	100.0%		113	—	(Target)	$24.53
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Hayward	110	44	98.5%		—	—	Sports Basement	$37.02
			CA		11,340	9,578	96.7%	96.6%	1,153	2,770
Applewood Shopping Center	GRI	40%	CO	Denver-Aurora-Lakewood	355	142	54.8%		—	71	King Soopers	$14.81
Arapahoe Village	GRI	40%	CO	Boulder	159	64	95.0%		—	44	Safeway	$18.26
Belleview Square			CO	Denver-Aurora-Lakewood	117	117	100.0%		—	65	King Soopers	$19.62
Boulevard Center			CO	Denver-Aurora-Lakewood	79	79	81.5%		53	53	(Safeway)	$29.61
Buckley Square			CO	Denver-Aurora-Lakewood	116	116	98.6%		—	62	King Soopers	$11.23
Centerplace of Greeley III Phase I			CO	Greeley	119	119	100.0%		—	—	Hobby Lobby	$12.01
Cherrywood Square	GRI	40%	CO	Denver-Aurora-Lakewood	97	39	100.0%		—	72	King Soopers	$10.50
Crossroads Commons	C	20%	CO	Boulder	143	29	98.7%		—	66	Whole Foods	$27.17
Falcon Marketplace			CO	Colorado Springs	22	22	93.8%		184	50	(Wal-Mart)	$22.57
Hilltop Village			CO	Denver-Aurora-Lakewood	100	100	97.8%		—	66	King Soopers	$10.60
Kent Place	M	50%	CO	Denver-Aurora-Lakewood	48	48	100.0%		—	30	King Soopers	$20.70
Littleton Square			CO	Denver-Aurora-Lakewood	99	99	95.4%		—	78	King Soopers	$10.21
Lloyd King Center			CO	Denver-Aurora-Lakewood	83	83	98.3%		—	61	King Soopers	$12.03
Marketplace at Briargate			CO	Colorado Springs	29	29	100.0%		66	66	(King Soopers)	$31.42
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%		—	70	King Soopers	$11.95
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora-Lakewood	83	33	97.5%		—	55	King Soopers	$11.40
Shops at Quail Creek			CO	Denver-Aurora-Lakewood	38	38	85.3%		100	100	(King Soopers)	$28.65
Stroh Ranch			CO	Denver-Aurora-Lakewood	93	93	100.0%		—	70	King Soopers	$13.10
Woodmen Plaza			CO	Colorado Springs	116	116	95.3%		—	70	King Soopers	$13.33
			CO		1,982	1,452	92.8%	92.8%	403	1,149
22 Crescent Road			CT	Bridgeport-Stamford-Norwalk	4	4	100.0%		—	—	-	$60.00
91 Danbury Road			CT	Bridgeport-Stamford-Norwalk	5	5	100.0%		—	—	-	$26.32
Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	98	98	97.8%		—	—	-	$27.19

Portfolio Summary Report By State
March 31, 2018
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	123	123	96.3%		—	—	-	$46.49
Brookside Plaza			CT	Hartford-West Hartford-East Hartford	217	217	91.4%		—	60	ShopRite	$14.47
Compo Acres Shopping Center			CT	Bridgeport-Stamford-Norwalk	43	43	90.4%		—	12	Trader Joe's	$48.32
Copps Hill Plaza			CT	Bridgeport-Stamford-Norwalk	185	185	100.0%		—	59	Stop & Shop, Kohl's	$14.17
Corbin's Corner	GRI	40%	CT	Hartford-West Hartford-East Hartford	186	74	100.0%		—	10	Trader Joe's, Toys "R" Us, Best Buy, The Tile Shop	$28.32
Danbury Green			CT	Bridgeport-Stamford-Norwalk	124	124	100.0%		—	12	Trader Joe's	$23.81
Darinor Plaza			CT	Bridgeport-Stamford-Norwalk	153	153	100.0%		—	—	Kohl's	$18.80
Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	94	94	91.4%		—	—	-	$34.55
Post Road Plaza			CT	Bridgeport-Stamford-Norwalk	20	20	100.0%		—	11	Trader Joe's	$52.35
Southbury Green			CT	New Haven-Milford	156	156	96.4%		—	60	ShopRite	$22.54
The Village Center			CT	Bridgeport-Stamford-Norwalk	90	90	86.6%		—	22	The Fresh Market	$40.72
Walmart Norwalk			CT	Bridgeport-Stamford-Norwalk	142	142	100.0%		—	112	Wal-Mart	$0.56
			CT		1,640	1,528	96.4%	96.4%	—	358
Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandria	23	6	85.8%		—	12	Trader Joe's	$40.91
Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandria	17	7	100.0%		—	—	-	$101.56
			DC		40	12	93.5%	93.5%	—	12
Pike Creek			DE	Philadelphia-Camden-Wilmington	232	232	95.6%		—	49	Acme Markets, K-Mart	$14.67
Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	64	26	90.1%		—	—	-	$23.69
			DE		296	257	95.1%	95.1%	—	49
Alafaya Commons			FL	Orlando-Kissimmee-Sanford	131	131	90.4%		—	—	Academy Sports	$14.85
Alafaya Village			FL	Orlando-Kissimmee-Sanford	38	38	93.9%		58	58	(Lucky's)	$21.65
Anastasia Plaza			FL	Jacksonville	102	102	95.9%		—	49	Publix	$13.42
Atlantic Village			FL	Jacksonville	105	105	97.0%		—	—	LA Fitness	$16.11
Aventura Shopping Center			FL	Miami-Fort Lauderdale-West Palm Beach	95	95	98.9%		—	36	Publix	$36.61
Aventura Square			FL	Miami-Fort Lauderdale-West Palm Beach	144	144	100.0%		—	—	Bed, Bath & Beyond	$33.22
Banco Popular Building			FL	Miami-Fort Lauderdale-West Palm Beach	33	33	58.0%		—	—	-	$18.60
Berkshire Commons			FL	Naples-Immokalee-Marco Island	110	110	97.9%		—	66	Publix	$14.27
Bird 107 Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	40	40	97.5%		—	—	-	$19.91
Bird Ludlum			FL	Miami-Fort Lauderdale-West Palm Beach	192	192	97.1%		—	44	Winn-Dixie	$22.89
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	268	268	61.8%		—	40	Publix, Bealls	$13.55

Portfolio Summary Report By State
March 31, 2018
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Bluffs Square Shoppes			FL	Miami-Fort Lauderdale-West Palm Beach	124	124	96.3%		—	40	Publix	$14.16
Boca Village Square			FL	Miami-Fort Lauderdale-West Palm Beach	92	92	100.0%		—	36	Publix Greenwise	$21.91
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	110	110	94.9%		—	46	Publix	$16.31
Boynton Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	105	105	97.2%		—	54	Publix	$21.40
Brooklyn Station on Riverside (fka Shoppes on Riverside)			FL	Jacksonville	50	50	92.7%		—	20	The Fresh Market	$25.55
Caligo Crossing			FL	Miami-Fort Lauderdale-West Palm Beach	11	11	47.0%		98	—	(Kohl's)	$50.75
Carriage Gate			FL	Tallahassee	73	73	89.1%		—	13	Trader Joe's	$22.40
Cashmere Corners			FL	Port St. Lucie	86	86	83.7%		—	44	Wal-Mart	$13.50
Charlotte Square			FL	Punta Gorda	91	91	73.7%		—	44	Wal-Mart	$10.28
Chasewood Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	151	151	99.4%		—	54	Publix	$25.27
Concord Shopping Center (fka Concord Plaza Shopping Center)			FL	Miami-Fort Lauderdale-West Palm Beach	309	309	99.0%		—	78	Winn-Dixie, Home Depot	$12.49
Coral Reef Shopping Center			FL	Miami-Fort Lauderdale-West Palm Beach	75	75	100.0%		—	25	Aldi	$30.70
Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	97.0%		—	51	Publix	$13.84
Country Walk Plaza	NYC	30%	FL	Miami-Fort Lauderdale-West Palm Beach	101	30	92.0%		—	40	Publix	$19.39
Countryside Shops			FL	Miami-Fort Lauderdale-West Palm Beach	193	193	91.5%		—	46	Publix, Stein Mart	$18.06
Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.50
Crossroads Square			FL	Miami-Fort Lauderdale-West Palm Beach	82	82	98.6%		178	—	(Lowe's)	$19.97
Fleming Island			FL	Jacksonville	132	132	96.3%		130	48	Publix, (Target)	$15.54
Fountain Square			FL	Miami-Fort Lauderdale-West Palm Beach	177	177	97.2%		140	46	Publix, (Target)	$25.82
Garden Square			FL	Miami-Fort Lauderdale-West Palm Beach	90	90	98.8%		—	42	Publix	$17.56
Glengary Shoppes			FL	North Port-Sarasota-Bradenton	93	93	100.0%		—	—	Best Buy	$21.06
Grande Oak			FL	Cape Coral-Fort Myers	79	79	98.2%		—	54	Publix	$15.71
Greenwood Shopping Centre			FL	Miami-Fort Lauderdale-West Palm Beach	133	133	92.6%		—	50	Publix	$15.21
Hammocks Town Center			FL	Miami-Fort Lauderdale-West Palm Beach	184	184	99.6%		86	40	Publix, Metro-Dade Public Library, (Kendall Ice Arena)	$16.62
Hibernia Pavilion			FL	Jacksonville	51	51	89.6%		—	39	Publix	$15.92

Portfolio Summary Report By State
March 31, 2018
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Homestead McDonald's			FL	Miami-Fort Lauderdale-West Palm Beach	4	4	100.0%		—	—	-	$27.74
John's Creek Center	C	20%	FL	Jacksonville	75	15	100.0%		—	45	Publix	$15.01
Julington Village	C	20%	FL	Jacksonville	82	16	100.0%		—	51	Publix	$15.97
Kirkman Shoppes			FL	Orlando-Kissimmee-Sanford	115	115	96.7%		—	—	LA Fitness	$23.00
Lake Mary Centre			FL	Orlando-Kissimmee-Sanford	360	360	93.7%		—	25	Academy Sports, Hobby Lobby, LA Fitness	$15.42
Lantana Outparcels			FL	Miami-Fort Lauderdale-West Palm Beach	17	17	100.0%		—	—	-	$18.01
Magnolia Shoppes			FL	Miami-Fort Lauderdale-West Palm Beach	114	114	100.0%		—	—	Regal Cinemas	$17.29
Mandarin Landing			FL	Jacksonville	140	140	92.3%		—	50	Whole Foods	$17.88
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	90	90	90.6%		—	—	LA Fitness	$19.69
Millhopper Shopping Center			FL	Gainesville	83	83	100.0%		—	46	Publix	$17.25
Naples Walk Shopping Center			FL	Naples-Immokalee-Marco Island	125	125	93.9%		—	51	Publix	$16.45
Newberry Square			FL	Gainesville	181	181	90.0%		—	40	Publix, K-Mart	$7.57
Nocatee Town Center			FL	Jacksonville	107	107	100.0%		—	54	Publix	$19.45
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	75	75	100.0%		—	48	Publix	$14.61
Oakleaf Commons			FL	Jacksonville	74	74	96.2%		—	46	Publix	$15.72
Ocala Corners			FL	Tallahassee	87	87	98.6%		—	61	Publix	$14.52
Old Kings Commons			FL	Palm Coast	85	85	100.0%		—	—	-	$10.92
Old St Augustine Plaza			FL	Jacksonville	256	256	100.0%		—	52	Publix, Burlington Coat Factory, Hobby Lobby	$9.87
Pablo Plaza			FL	Jacksonville	153	153	86.5%		—	—	-	$13.15
Pavillion			FL	Naples-Immokalee-Marco Island	168	168	90.2%		—	—	LA Fitness	$20.55
Pebblebrook Plaza	O	50%	FL	Naples-Immokalee-Marco Island	77	38	100.0%		—	61	Publix	$14.99
Pine Island			FL	Miami-Fort Lauderdale-West Palm Beach	255	255	98.3%		—	40	Publix, Burlington Coat Factory	$14.55
Pine Ridge Square			FL	Miami-Fort Lauderdale-West Palm Beach	118	118	96.6%		—	17	The Fresh Market	$17.65
Pine Tree Plaza			FL	Jacksonville	63	63	90.4%		—	38	Publix	$13.87
Pinecrest Place			FL	Miami-Fort Lauderdale-West Palm Beach	70	70	74.6%		173	46	Whole Foods, (Target)	$36.01
Plaza Venezia	C	20%	FL	Orlando-Kissimmee-Sanford	203	41	94.2%		—	51	Publix	$26.29
Point Royale Shopping Center			FL	Miami-Fort Lauderdale-West Palm Beach	202	202	97.0%		—	45	Winn-Dixie, Burlington Coat Factory	$15.18
Prosperity Centre			FL	Miami-Fort Lauderdale-West Palm Beach	124	124	100.0%		—	—	Bed, Bath & Beyond	$21.41
Regency Square			FL	Tampa-St. Petersburg-Clearwater	352	352	94.4%		66	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$17.04
Ryanwood Square			FL	Sebastian-Vero Beach	115	115	88.8%		—	40	Publix	$11.13

Portfolio Summary Report By State
March 31, 2018
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Salerno Village			FL	Port St. Lucie	5	5	100.0%		—	—	-	$16.53
Sawgrass Promenade			FL	Miami-Fort Lauderdale-West Palm Beach	107	107	91.5%		—	36	Publix	$12.20
Seminole Shoppes	O	50%	FL	Jacksonville	87	44	93.6%		—	54	Publix	$22.46
Sheridan Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	506	506	94.9%		—	66	Publix, Kohl's, LA Fitness	$17.87
Shoppes @ 104			FL	Miami-Fort Lauderdale-West Palm Beach	108	108	100.0%		—	46	Winn-Dixie	$17.66
Shoppes at Bartram Park	O	50%	FL	Jacksonville	130	65	98.8%		97	45	Publix, (Kohl's)	$19.70
Shoppes at Lago Mar			FL	Miami-Fort Lauderdale-West Palm Beach	83	83	98.7%		—	42	Publix	$15.51
Shoppes at Sunlake Centre			FL	Tampa-St. Petersburg-Clearwater	98	98	98.6%		—	46	Publix	$20.59
Shoppes of Jonathan's Landing			FL	Miami-Fort Lauderdale-West Palm Beach	27	27	100.0%		54	54	(Publix)	$24.19
Shoppes of Oakbrook			FL	Miami-Fort Lauderdale-West Palm Beach	200	200	99.4%		—	44	Publix, Stein Mart	$16.77
Shoppes of Silver Lakes			FL	Miami-Fort Lauderdale-West Palm Beach	127	127	95.3%		—	48	Publix	$18.72
Shoppes of Sunset			FL	Miami-Fort Lauderdale-West Palm Beach	22	22	66.0%		—	—	-	$24.66
Shoppes of Sunset II			FL	Miami-Fort Lauderdale-West Palm Beach	28	28	64.9%		—	—	-	$22.76
Shops at John's Creek			FL	Jacksonville	15	15	100.0%		—	—	-	$21.81
Shops at Skylake			FL	Miami-Fort Lauderdale-West Palm Beach	287	287	91.7%		—	51	Publix, LA Fitness	$22.35
South Beach Regional			FL	Jacksonville	308	308	98.2%		—	13	Trader Joe's, Home Depot, Steain Mart	$14.74
South Point			FL	Sebastian-Vero Beach	65	65	95.7%		—	45	Publix	$15.61
Starke			FL	Other	13	13	100.0%		—	—	-	$25.56
Summerlin Square			FL	Cape Coral-Fort Myers	11	11	50.2%		—	—	-	$21.73
Suncoast Crossing			FL	Tampa-St. Petersburg-Clearwater	118	118	94.4%		143	—	Kohl's, (Target)	$5.01
Tamarac Town Square			FL	Miami-Fort Lauderdale-West Palm Beach	125	125	76.7%		—	38	Publix	$12.72
The Grove	NYC	30%	FL	Orlando-Kissimmee-Sanford	152	46	100.0%		—	52	Publix, LA Fitness	$16.71
The Plaza at St. Lucie West			FL	Port St. Lucie	27	27	100.0%		—	—	-	$22.37
Town and Country			FL	Orlando-Kissimmee-Sanford	75	75	100.0%		—	—	Ross Dress for Less	$9.49
Town Square			FL	Tampa-St. Petersburg-Clearwater	44	44	100.0%		—	—	-	$31.18
Treasure Coast Plaza			FL	Sebastian-Vero Beach	134	134	94.7%		—	59	Publix	$15.51
Unigold Shopping Center			FL	Orlando-Kissimmee-Sanford	114	114	71.7%		—	31	Lucky's	$15.85
University Commons			FL	Miami-Fort Lauderdale-West Palm Beach	180	180	100.0%		—	51	Whole Foods, Nordstrom Rack	$31.37

Portfolio Summary Report By State
March 31, 2018
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Veranda Shoppes	NYC	30%	FL	Miami-Fort Lauderdale-West Palm Beach	45	13	100.0%		—	29	Publix	$27.62
Village Center			FL	Tampa-St. Petersburg-Clearwater	187	187	94.4%		—	36	Publix	$19.91
Waterstone Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	61	61	100.0%		—	46	Publix	$16.19
Welleby Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	110	110	97.5%		—	47	Publix	$13.14
Wellington Town Square			FL	Miami-Fort Lauderdale-West Palm Beach	104	104	100.0%		—	45	Publix	$21.00
West Bird Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	100	100	89.2%		—	38	Publix	$18.65
West Lake Shopping Center			FL	Miami-Fort Lauderdale-West Palm Beach	101	101	94.8%		—	46	Winn-Dixie	$18.47
Westchase			FL	Tampa-St. Petersburg-Clearwater	79	79	100.0%		—	51	Publix	$16.37
Westport Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	47	47	100.0%		—	28	Publix	$18.84
Willa Springs	USAA	20%	FL	Orlando-Kissimmee-Sanford	90	18	100.0%		—	44	Publix	$20.41
Young Circle Shopping Center			FL	Miami-Fort Lauderdale-West Palm Beach	65	65	95.5%		—	23	Publix	$15.67
			FL		12,218	11,503	94.2%	94.4%	1,285	3,427
Ashford Place			GA	Atlanta-Sandy Springs-Roswell	53	53	100.0%		—	—	-	$21.31
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Roswell	43	43	100.0%		—	—	-	$20.38
Briarcliff Village			GA	Atlanta-Sandy Springs-Roswell	190	190	98.4%		—	43	Publix	$16.18
Bridgemill Market			GA	Atlanta-Sandy Springs-Roswell	89	89	93.0%		—	38	Publix	$15.88
Brighten Park (fka Loehmanns Plaza Georgia)			GA	Atlanta-Sandy Springs-Roswell	137	137	97.1%		—	25	The Fresh Market	$25.63
Buckhead Court			GA	Atlanta-Sandy Springs-Roswell	49	49	94.7%		—	—	-	$25.70
Buckhead Station			GA	Atlanta-Sandy Springs-Roswell	234	234	100.0%		—	—	Nordstrom Rack, TJ Maxx, Bed, Bath & Beyond	$24.07
Cambridge Square			GA	Atlanta-Sandy Springs-Roswell	71	71	100.0%		—	41	Kroger	$15.32
Chastain Square			GA	Atlanta-Sandy Springs-Roswell	92	92	100.0%		—	37	Publix	$21.50
Cornerstone Square			GA	Atlanta-Sandy Springs-Roswell	80	80	100.0%		—	18	Aldi	$17.06
Sope Creek Crossing (fka Delk Spectrum)			GA	Atlanta-Sandy Springs-Roswell	99	99	90.3%		—	45	Publix	$15.81
Dunwoody Hall	USAA	20%	GA	Atlanta-Sandy Springs-Roswell	86	17	100.0%		—	44	Publix	$20.42
Dunwoody Village			GA	Atlanta-Sandy Springs-Roswell	121	121	95.2%		—	18	The Fresh Market	$18.96
Howell Mill Village			GA	Atlanta-Sandy Springs-Roswell	92	92	98.5%		—	31	Publix	$22.43
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Roswell	82	82	96.6%		—	30	365 by Whole Foods	$33.90
Piedmont Peachtree Crossing			GA	Atlanta-Sandy Springs-Roswell	152	152	84.3%		—	56	Kroger	$21.43
Powers Ferry Square			GA	Atlanta-Sandy Springs-Roswell	101	101	100.0%		—	—	-	$31.30
Powers Ferry Village			GA	Atlanta-Sandy Springs-Roswell	79	79	100.0%		—	48	Publix	$14.17

Portfolio Summary Report By State
March 31, 2018
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Russell Ridge			GA	Atlanta-Sandy Springs-Roswell	101	101	98.6%		—	63	Kroger	$12.99
Sandy Springs			GA	Atlanta-Sandy Springs-Roswell	116	116	92.2%		—	12	Trader Joe's	$22.61
The Shops at Hampton Oaks			GA	Atlanta-Sandy Springs-Roswell	21	21	53.4%		—	—	-	$11.28
Williamsburg at Dunwoody			GA	Atlanta-Sandy Springs-Roswell	45	45	79.1%		—	—	-	$24.94
			GA		2,133	2,065	95.7%	95.7%	—	550
Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Elgin	265	106	97.7%		—	87	Super H Mart, Home Depot	$11.21
Clybourn Commons			IL	Chicago-Naperville-Elgin	32	32	89.9%		—	—	-	$37.07
Glen Oak Plaza			IL	Chicago-Naperville-Elgin	63	63	92.8%		—	12	Trader Joe's	$23.77
Hinsdale			IL	Chicago-Naperville-Elgin	179	179	91.0%		—	57	Whole Foods	$15.09
Mellody Farm			IL	Chicago-Naperville-Elgin	252	252	63.8%		—	45	Whole Foods	$23.48
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Elgin	169	68	92.9%		—	74	Mariano's Fresh Market	$16.15
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Elgin	140	56	99.3%		—	51	Mariano's Fresh Market	$20.97
Stonebrook Plaza Shopping Center	GRI	40%	IL	Chicago-Naperville-Elgin	96	38	87.7%		—	63	Jewel-Osco	$12.20
Westchester Commons (fka Westbrook Commons)			IL	Chicago-Naperville-Elgin	139	139	94.7%		—	51	Mariano's Fresh Market	$17.91
Willow Festival			IL	Chicago-Naperville-Elgin	404	404	98.2%		—	60	Whole Foods, Lowe's	$17.82
			IL		1,740	1,337	89.3%	95.3%	—	501
Shops on Main	M	93%	IN	Chicago-Naperville-Elgin	254	254	96.8%		—	40	Whole Foods, Dick's Sporting Goods	$15.41
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	86	34	100.0%		64	64	(Kroger)	$17.52
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	53	21	97.6%		—	12	Trader Joe's	$25.47
			IN		393	310	97.2%	97.2%	64	116
Ambassador Row			LA	Lafayette	195	195	93.5%		—	—	-	$12.10
Ambassador Row Courtyards			LA	Lafayette	150	150	83.2%		—	—	-	$9.87
Bluebonnet Village			LA	Baton Rouge	102	102	95.3%		—	33	Rouses Market	$13.69
Elmwood Oaks Shopping Center			LA	New Orleans-Metairie	136	136	100.0%		—	—	Academy Sports	$10.21
Siegen Village			LA	Baton Rouge	170	170	98.9%		—	—	-	$11.13
			LA		753	753	94.1%	94.1%		33
Fellsway Plaza	M	75%	MA	Boston-Cambridge-Newton	155	155	100.0%		—	61	Stop & Shop	$22.43
Northborough Crossing	NYC	30%	MA	Worcester	646	194	95.9%		—	139	Wegmans, BJ's Wholesale Club, Kohl's, Toys 'R Us, Dick's Sporting Goods	$14.15
Old Connecticut Path	NYC	30%	MA	Boston-Cambridge-Newton	80	24	100.0%		—	66	Stop & Shop	$21.30
Shaw's at Plymouth			MA	Boston-Cambridge-Newton	60	60	100.0%		—	60	Shaw's	$17.58
Shops at Saugus			MA	Boston-Cambridge-Newton	87	87	96.0%		—	11	Trader Joe's	$28.74
Star's at Cambridge			MA	Boston-Cambridge-Newton	66	66	100.0%		—	66	Star Market	$37.44
Star's at Quincy			MA	Boston-Cambridge-Newton	101	101	100.0%		—	101	Star Market	$21.48

Portfolio Summary Report By State
March 31, 2018
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Star's at West Roxbury			MA	Boston-Cambridge-Newton	76	76	100.0%		—	55	Star Market	$24.67
The Abbot (fka The Collection at Harvard Square)			MA	Boston-Cambridge-Newton	41	41	89.0%		—	—	-	$58.16
Twin City Plaza			MA	Boston-Cambridge-Newton	285	285	100.0%		—	63	Shaw's, Marshall's	$18.70
Whole Foods at Swampscott			MA	Boston-Cambridge-Newton	36	36	100.0%		—	36	Whole Foods	$24.95
			MA		1,633	1,124	98.6%	98.6%	—	657
Burnt Mills	C	20%	MD	Washington-Arlington-Alexandria	31	6	100.0%		—	9	Trader Joe's	$38.82
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandria	137	55	99.0%		—	70	Shoppers Food Warehouse	$17.99
Festival at Woodholme	GRI	40%	MD	Baltimore-Columbia-Towson	81	32	95.9%		—	10	Trader Joe's	$39.13
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	22	9	100.0%		—	—	-	$39.56
King Farm Village Center	RC	25%	MD	Washington-Arlington-Alexandria	118	30	91.5%		—	54	Safeway	$25.96
Parkville Shopping Center	GRI	40%	MD	Baltimore-Columbia-Towson	165	66	92.8%		—	41	Giant Food	$16.42
Southside Marketplace	GRI	40%	MD	Baltimore-Columbia-Towson	125	50	96.7%		—	44	Shoppers Food Warehouse	$20.52
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandria	104	42	99.2%		—	64	Shoppers Food Warehouse	$13.29
Valley Centre	GRI	40%	MD	Baltimore-Columbia-Towson	220	88	94.3%		—	18	Aldi, TJ Maxx	$16.35
Village at Lee Airpark			MD	Baltimore-Columbia-Towson	117	117	99.0%		75	63	Giant Food, (Sunrise)	$27.99
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	111	45	96.3%		—	—	LA Fitness	$26.02
Westwood - Manor Care			MD	Washington-Arlington-Alexandria	41	41	—%		—	—	-	$—
Westwood Shopping Center			MD	Washington-Arlington-Alexandria	213	213	96.2%		—	55	Giant Food	$48.05
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	69	28	98.1%		—	—	-	$30.67
			MD		1,556	821	91.6%	96.5%	75	428
Fenton Marketplace			MI	Flint	97	97	100.0%		—	—	Family Farm & Home	$8.26
			MI		97	97	100.0%	100.0%	—	—
Apple Valley Square	RC	25%	MN	Minneapolis-St. Paul-Bloomington	185	46	99.0%		87	62	Rainbow Foods, Jo-Ann Fabrics, Experience Fitness, (Burlington Coat Factory)	$12.76
Calhoun Commons	RC	25%	MN	Minneapolis-St. Paul-Bloomington	66	17	100.0%		—	50	Whole Foods	$24.44
Colonial Square	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	93	37	94.1%		—	44	Lund's	$22.92
Rockford Road Plaza	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	204	82	100.0%		—	—	Kohl's	$12.74
Rockridge Center	C	20%	MN	Minneapolis-St. Paul-Bloomington	125	25	93.5%		—	89	Cub Foods	$13.00
			MN		674	207	97.9%	97.9%	87	245
Brentwood Plaza			MO	St. Louis	60	60	100.0%		—	52	Schnucks	$10.59
Bridgeton			MO	St. Louis	71	71	100.0%		130	63	Schnucks, (Home Depot)	$12.09
Dardenne Crossing			MO	St. Louis	67	67	98.1%		—	63	Schnucks	$10.66
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	—	Wal-Mart, (Target), (Lowe's)	$10.13
			MO		408	408	99.7%	99.7%	388	179

Portfolio Summary Report By State
March 31, 2018
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Cameron Village	C	30%	NC	Raleigh	558	167	98.4%		—	87	Harris Teeter, The Fresh Market	$22.41
Carmel Commons			NC	Charlotte-Concord-Gastonia	133	133	100.0%		—	14	The Fresh Market	$20.51
Cochran Commons	C	20%	NC	Charlotte-Concord-Gastonia	66	13	95.6%		—	42	Harris Teeter	$16.05
Colonnade Center			NC	Raleigh	58	58	100.0%		—	40	Whole Foods	$27.32
Glenwood Village			NC	Raleigh	43	43	97.4%		—	28	Harris Teeter	$15.96
Harris Crossing			NC	Raleigh	65	65	92.5%		—	53	Harris Teeter	$8.45
Holly Park	M	99%	NC	Raleigh	160	160	83.6%		—	12	Trader Joe's	$16.46
Lake Pine Plaza			NC	Raleigh	88	88	98.4%		—	58	Kroger	$12.53
Midtown East	O	50%	NC	Raleigh	174	87	75.1%		—	120	Wegmans	$16.53
Phillips Place	O	50%	NC	Charlotte-Concord-Gastonia	133	67	93.5%		—	—	Dean & Deluca	$33.61
Providence Commons	RC	25%	NC	Charlotte-Concord-Gastonia	74	19	100.0%		—	50	Harris Teeter	$18.44
Shops at Erwin Mill (fka Erwin Square)	M	55%	NC	Durham-Chapel Hill	87	87	100.0%		—	53	Harris Teeter	$17.64
Shoppes of Kildaire	GRI	40%	NC	Raleigh	145	58	81.4%		—	19	Trader Joe's	$19.64
Southpoint Crossing			NC	Durham-Chapel Hill	103	103	100.0%		—	59	Kroger	$16.12
Sutton Square	C	20%	NC	Raleigh	101	20	98.7%		—	24	The Fresh Market	$18.40
Village Plaza	C	20%	NC	Durham-Chapel Hill	75	15	84.1%		—	42	Whole Foods	$17.90
Willow Oaks			NC	Charlotte-Concord-Gastonia	69	69	94.9%		—	49	Publix	$16.99
Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	95.8%		—	41	Food Lion	$12.98
			NC		2,221	1,341	93.8%	95.1%	—	791
Chimney Rock			NJ	New York-Newark-Jersey City	218	218	90.3%		—	50	Whole Foods, Nordstrom Rack	$34.56
District at Metuchen	C	20%	NJ	New York-Newark-Jersey City	66	13	96.1%		—	44	—	$28.74
Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	100.0%		—	34	Acme Markets	$13.73
Plaza Square	GRI	40%	NJ	New York-Newark-Jersey City	104	42	98.1%		—	60	Shop Rite	$22.63
Riverfront Plaza	NYC	30%	NJ	New York-Newark-Jersey City	129	39	95.9%		—	70	ShopRite	$25.12
			NJ		571	333	92.8%	97.5%	—	258
101 7th Avenue			NY	New York-Newark-Jersey City	57	57	100.0%		—	—	Barney's New York	$79.13
1175 Third Avenue			NY	New York-Newark-Jersey City	25	25	100.0%		—	25	The Food Emporium	$106.86
1225-1239 Second Ave			NY	New York-Newark-Jersey City	18	18	100.0%		—	—	-	$114.72
90 - 30 Metropolitan Avenue			NY	New York-Newark-Jersey City	60	60	100.0%		—	11	Trader Joe's	$32.06
Broadway Plaza			NY	New York-Newark-Jersey City	147	147	97.2%		—	18	Aldi	$35.59
Clocktower Plaza Shopping Ctr			NY	New York-Newark-Jersey City	79	79	93.6%		—	63	Stop & Shop	$48.23
Gallery At Westbury Plaza			NY	New York-Newark-Jersey City	312	312	98.2%		—	13	Trader Joe's, Nordstrom Rack	$47.67
Hewlett Crossing I & II			NY	New York-Newark-Jersey City	53	53	96.3%				Petco	$35.69
The Point at Garden City Park (fka Garden City Park)			NY	New York-Newark-Jersey City	105	105	98.8%		—	52	King Kullen	$20.85

Portfolio Summary Report By State
March 31, 2018
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Lake Grove Commons	GRI	40%	NY	New York-Newark-Jersey City	141	57	100.0%		—	48	Whole Foods, LA Fitness	$32.78
Westbury Plaza			NY	New York-Newark-Jersey City	394	394	100.0%		—	110	Wal-Mart, Costco, Marshalls, Total Wine and More	$24.33
			NY		1,392	1,307	98.6%	98.6%	—	339
Cherry Grove			OH	Cincinnati	196	196	100.0%		—	66	Kroger	$12.07
East Pointe			OH	Columbus	107	107	100.0%		—	59	Kroger	$10.37
Hyde Park			OH	Cincinnati	397	397	99.1%		—	169	Kroger, Remke Markets	$15.91
Kroger New Albany Center	M	50%	OH	Columbus	93	93	100.0%		—	65	Kroger	$12.57
Maxtown Road (Northgate)			OH	Columbus	114	114	100.0%		90	62	Kroger, (Home Depot)	$9.12
Red Bank Village			OH	Cincinnati	176	176	97.5%		—	—	Wal-Mart	$7.09
Regency Commons			OH	Cincinnati	34	34	95.2%		—	—	-	$25.25
Westchester Plaza			OH	Cincinnati	88	88	100.0%		—	67	Kroger	$9.94
			OH		1,205	1,205	99.2%	99.2%	90	489
Corvallis Market Center			OR	Corvallis	85	85	100.0%		—	12	Trader Joe's	$20.19
Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Hillsboro	93	37	98.4%		—	38	Whole Foods	$14.77
Murrayhill Marketplace			OR	Portland-Vancouver-Hillsboro	150	150	83.8%		—	41	Safeway	$18.11
Northgate Marketplace			OR	Medford	81	81	100.0%		—	13	Trader Joe's	$23.12
Northgate Marketplace Ph II			OR	Medford	177	177	91.9%		—	—	Dick's Sporting Goods	$14.96
Sherwood Crossroads			OR	Portland-Vancouver-Hillsboro	88	88	98.4%		—	55	Safeway	$11.16
Tanasbourne Market			OR	Portland-Vancouver-Hillsboro	71	71	100.0%		—	57	Whole Foods	$30.08
Walker Center			OR	Portland-Vancouver-Hillsboro	90	90	100.0%		—	—	Bed, Bath & Beyond	$20.81
			OR		835	779	94.8%	95.6%	—	215
Allen Street Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	100.0%		—	22	Ahart's Market	$14.92
City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	162	65	94.2%		—	—	Ross Dress for Less	$20.61
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	221	221	93.9%		—	11	Trader Joe's	$30.92
Hershey			PA	Other	6	6	100.0%		—	—	-	$28.00
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	96.0%		244	111	(Wegmans), (Target)	$25.42
Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	96.7%		—	51	Weis Markets	$23.86
Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	143	57	94.5%		—	56	Acme Markets	$17.90
Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	94.0%		—	73	Valley Farm Market	$7.94
Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	90	36	97.1%		—	51	Giant Food	$21.12
			PA		983	584	94.9%	94.9%	244	375
Indigo Square			SC	Charleston-North Charleston	51	51	71.2%		—	22	-	$27.41
Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	100.0%		—	38	Publix	$16.36
			SC		131	83	82.3%	100.0%	—	59

Portfolio Summary Report By State
March 31, 2018
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro--Franklin	70	70	100.0%		—	55	Publix	$15.45
Northlake Village			TN	Nashville-Davidson--Murfreesboro--Franklin	138	138	94.5%		—	75	Kroger	$13.55
Peartree Village			TN	Nashville-Davidson--Murfreesboro--Franklin	110	110	100.0%		—	61	Harris Teeter	$19.60
			TN		317	317	97.6%	97.6%	—	191
Alden Bridge	USAA	20%	TX	Houston-The Woodlands-Sugar Land	139	28	100.0%		—	68	Kroger	$20.05
Bethany Park Place	USAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	100.0%		—	83	Kroger	$11.74
CityLine Market			TX	Dallas-Fort Worth-Arlington	81	81	100.0%		—	40	Whole Foods	$27.19
CityLine Market Phase II			TX	Dallas-Fort Worth-Arlington	22	22	100.0%		—	—	-	$26.26
Cochran's Crossing			TX	Houston-The Woodlands-Sugar Land	138	138	94.1%		—	63	Kroger	$17.75
Hancock			TX	Austin-Round Rock	410	410	98.8%		—	90	H.E.B., Sears	$15.55
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	28	28	100.0%		81	81	(Kroger)	$25.81
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%		—	—	-	$47.33
Indian Springs Center			TX	Houston-The Woodlands-Sugar Land	137	137	100.0%		—	79	H.E.B.	$24.12
Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	96.9%		—	64	Tom Thumb	$15.58
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	87.2%		63	63	(Wal-Mart)	$25.80
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	98.9%		—	64	Tom Thumb	$20.65
Market at Round Rock			TX	Austin-Round Rock	123	123	99.5%		—	30	Sprout's Markets	$18.23
Market at Springwoods Village	M	53%	TX	Houston-The Woodlands-Sugar Land	167	167	89.4%		—	100	Kroger	$13.91
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	120	120	100.0%		—	49	Tom Thumb	$17.56
North Hills			TX	Austin-Round Rock	144	144	99.1%		—	60	H.E.B.	$22.62
Panther Creek			TX	Houston-The Woodlands-Sugar Land	166	166	100.0%		—	66	Randall's Food	$22.82
Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	93.1%		—	64	Kroger	$14.03
Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	99.5%		—	30	H.E.B. Central Market	$33.08
Shiloh Springs	USAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	89.1%		—	61	Kroger	$14.05
Shops at Mira Vista			TX	Austin-Round Rock	68	68	100.0%		—	15	Trader Joe's	$22.21
Southpark at Cinco Ranch			TX	Houston-The Woodlands-Sugar Land	265	265	100.0%		—	101	Kroger, Academy Sports	$13.50
Sterling Ridge			TX	Houston-The Woodlands-Sugar Land	129	129	98.5%		—	63	Kroger	$20.55
Sweetwater Plaza	C	20%	TX	Houston-The Woodlands-Sugar Land	134	27	100.0%		—	65	Kroger	$17.58
Tech Ridge Center			TX	Austin-Round Rock	185	185	96.6%		—	84	H.E.B.	$23.50
The Village at Riverstone			TX	Houston-The Woodlands-Sugar Land	165	165	86.9%		—	100	Kroger	$13.97
Weslayan Plaza East	GRI	40%	TX	Houston-The Woodlands-Sugar Land	169	68	100.0%		—	—	Berings	$20.12
Weslayan Plaza West	GRI	40%	TX	Houston-The Woodlands-Sugar Land	186	74	97.5%		—	52	Randall's Food	$19.75
Westwood Village			TX	Houston-The Woodlands-Sugar Land	187	187	96.9%		127	—	(Target)	$18.59

Portfolio Summary Report By State
March 31, 2018
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Woodway Collection	GRI	40%	TX	Houston-The Woodlands-Sugar Land	97	39	98.2%		—	45	Whole Foods	$28.55
			TX		3,951	3,295	97.2%	98.2%	271	1,682
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	92	92	98.3%		—	49	Giant Food	$27.32
Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandria	89	36	97.3%		—	57	Shoppers Food Warehouse	$14.18
Belmont Chase			VA	Washington-Arlington-Alexandria	91	91	100.0%		—	40	Whole Foods	$30.57
Braemar Shopping Center	RC	25%	VA	Washington-Arlington-Alexandria	96	24	97.9%		—	58	Safeway	$21.84
Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandria	104	42	96.1%		—	55	Shoppers Food Warehouse	$18.40
Culpeper Colonnade			VA	Washington-Arlington-Alexandria	171	171	100.0%		127	70	Martin's, Dick's Sporting Goods, (Target)	$15.45
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	68	68	18.0%		—	—	-	$10.89
Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandria	169	67	93.9%		—	65	Shoppers Food Warehouse	$27.52
Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	103	41	100.0%		—	50	Giant Food	$25.10
Gayton Crossing	GRI	40%	VA	Richmond	158	63	87.1%		55	38	(Kroger)	$16.14
Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandria	340	136	96.9%		—	62	Giant Food	$26.04
Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	98.4%		—	18	Aldi	$9.05
Hollymead Town Center	C	20%	VA	Charlottesville	154	31	94.7%		143	61	Harris Teeter, (Target)	$22.87
Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	72	29	95.3%		—	20	Earth Fare	$37.16
Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	93	37	98.0%		—	28	Giant Food	$28.83
Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandria	132	26	90.5%		—	63	Shoppers Food Warehouse	$23.44
Market Common Clarendon			VA	Washington-Arlington-Alexandria	393	393	68.5%		—	34	Whole Foods, Crate & Barrel	$33.63
Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	113	45	100.0%		—	56	Giant Food	$20.49
Shops at County Center			VA	Washington-Arlington-Alexandria	97	97	88.2%		—	52	Harris Teeter	$19.64
Shops at Stonewall			VA	Washington-Arlington-Alexandria	321	321	100.0%		—	140	Wegmans, Dick's Sporting Goods	$17.40
The Field at Commonwealth			VA	Washington-Arlington-Alexandria	187	187	86.7%		—	140	Wegmans	$16.15
Town Center at Sterling Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	187	75	91.0%		—	47	Giant Food	$20.85
Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandria	301	60	92.3%		—	48	Shoppers Food Warehouse, Gold's Gym	$26.10
Village Shopping Center	GRI	40%	VA	Richmond	111	44	93.8%		—	45	Martin's	$24.22
Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandria	105	42	98.8%		—	—	-	$25.61
Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandria	136	54	97.9%		141	59	Safeway, (Target)	$25.27
			VA		3,974	2,310	88.8%	88.9%	465	1,355
Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	100.0%		—	49	Safeway	$16.26
Ballard Blocks I	O	50%	WA	Seattle-Tacoma-Bellevue	132	66	94.6%				Trader Joe's, LA Fitness	$23.83
Ballard Blocks II	O	50%	WA	Seattle-Tacoma-Bellevue	114	57	57.3%				PCC Community Markets	$32.60
Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	98.6%		—	64	Quality Food Centers	$24.57
Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	215	43	91.8%		—	49	Safeway	$12.16
Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	79	31	95.3%		—	29	Albertsons	$26.23

Portfolio Summary Report By State
March 31, 2018
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Grand Ridge			WA	Seattle-Tacoma-Bellevue	331	331	100.0%		—	45	Safeway, Regal Cinemas	$23.60
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%		—	—	-	$38.49
Klahanie Shopping Center			WA	Seattle-Tacoma-Bellevue	67	67	98.4%		40	40	(QFC)	$31.84
Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	81	32	100.0%		230	—	(Sears)	$25.11
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	98.4%		—	41	Quality Food Centers	$23.81
Roosevelt Square			WA	Seattle-Tacoma-Bellevue	148	148	99.0%		—	50	Whole Foods	$22.76
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	100.0%		55	67	(Safeway)	$33.02
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	100.0%		112	—	(Target)	$29.46
			WA		1,692	1,125	96.7%	98.8%	437	433		$23.57
(1) Major Tenants are the grocery anchor and any tenant over 35,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property.

Note: In-process developments are bolded and italicized.

C:	Co-investment Partnership with Oregon
GRI:	Co-investment Partnership with GRI
M:	Co-investment Partnership with Minority Partner
NYC:	Co-investment Partnership with NYSCRF
O:	Other, single property co-investment Partnerships
RC:	Co-investment Partnership with CalSTRS
RLP:	Co-investment Partnership with Rider
USAA:	Co-investment Partnership with USAA

Components of Net Asset Vale (NAV)
March 31, 2018
(unaudited and in thousands)

Real Estate - Operating
Stabilized Operating Portfolio NOI - Current Quarter*
Wholly Owned NOI (page 5)	$182,925
Share of JV NOI (page 7)	$25,442
Less: Noncontrolling Interests (page 7)	$(1,700)

Base Rent from leases signed but not yet rent-paying - Current Quarter
Retail Operating Properties including redevelopments	$2,560
Development Completions (page 16)	—
* Excluding Straight-line Rent and Above/Below Market

Real Estate - Development In Process
Development Projects In Process
Construction in Progress (page 17)	$261,098
Project Costs Not Yet Funded	129,867
Estimated Net Development Costs after JV Buyout (page 16)	$390,965
Estimated Incremental Stabilized Yield (page 16)	7.2%
Annualized Proforma Stabilized NOI	$28,149

NOI from Development Projects In Process - Current Quarter
In-place NOI from Developments In Process (page 16)	$899

Fee Income
Third-Party Management Fees and Commissions - Current Quarter (page 5)	$6,888

Other Assets
Estimated Market Value of Undeveloped Land(1)
Land held for sale or future development	$89,323
Outparcels at retail operating properties	15,823
Total Estimated Market Value of Undeveloped Land	$105,146

Wholly Owned Assets (page 3)
Cash and Cash Equivalents	$93,636
Accounts and Notes Receivable, net	$66,341
Other Assets	$100,465
Share of JV Assets (page 6)
Cash and Cash Equivalents	$15,324
Accounts and Notes Receivable, net	$5,328
Other Assets	$10,191

Less: Noncontrolling Interests (page 6)	$(5,530)

Liabilities
Wholly Owned Debt Outstanding (page 11)
Mortgage Loans	$653,679
Unsecured Public/Private Notes	2,623,209
Unsecured Credit Facilities	563,380
Total Wholly Owned Debt Outstanding	$3,840,268

Share of JV Debt Outstanding (page 14)	$522,671

Other Wholly Owned Liabilities (page 3)
Accounts Payable and Other Liabilities	$212,515
Tenants' Security and Escrow Deposits	$48,428
Other Share of JV Accounts Liabilities (page 6)
Accounts Payable and Other Liabilities	$25,077
Tenants' Security and Escrow Deposits	$3,316

Less: Noncontrolling Interests (page 6)	$(45,578)

Common Shares and Equivalants Outstanding
Common Shares and equivalents issued and outstanding (page 1)	169,759

(1) Not included in Properties in Development on Balance Sheet.

Earnings Guidance
March 31, 2018
(in thousands, except per share data)

		Current	Previous
	1Q18A	2018E	2018E

Net Income / Share	$0.31	$1.33 - $1.38	$1.47 - $1.56
NAREIT FFO / Share(1)	$0.96	$3.74 - $3.79	$3.73 - $3.82
Operating FFO / Share	$0.89	$3.49 - $3.54	$3.48 - $3.54

Same Property
Same property NOI as adjusted growth without termination fees (pro-rata)	4.0%	2.40% - 3.25%	2.25% - 3.25%
Same property percent leased at period end (pro-rata)	95.7%	95.0% - 96.0%	95.0% - 96.0%

New Investments
Development and Redevelopment starts (pro-rata)	$31,057	$150,000 - $250,000	$200,000 - $300,000
Estimated yield (weighted average)	6.3%	+/- 7.5%	+/- 7.5%

Share repurchases(2)	$125,000	$125,000	$—

Acquisitions (pro-rata)	$64,862	+/- $136,000	+/- $150,000
Cap rate (weighted average)	4.9%	+/- 5.0%	+/- 4.75%

Disposition Activity
Dispositions (pro-rata)	$3,500	+/- $275,000	+/- $150,000
Cap rate (weighted average)	8.3%	+/- 7.5%	+/- 7.25%

Other
Net interest expense (pro-rata)	$43,044	$169,500 - $170,500	$168,500 - $169,500
Net G&A expense (pro-rata)	$17,580	$65,000 - $68,000	$65,000 - $68,000
Recurring third party fees & commissions	$6,888	$26,000 - $27,000	$25,000 - $26,000
Certain non-cash items(3) (pro-rata)	$13,549	$53,000 - $55,000	$46,000 - $49,000

(1) NAREIT FFO provides for comparability across the REIT sector. For purposes of consensus estimates, please report NAREIT FFO.
(2) In Q1 2018, repurchased 2.145 million shares of common stock for $125 million as part of the Company's previously announced stock repurchase program.
(3) Includes above and below market rent amortization, straight-line rents and amortization of mark-to-market debt adjustments
Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

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Reconciliation of Net Income to Earnings Guidance
March 31, 2018
(per diluted share)

NAREIT FFO and Operating FFO Guidance:	Full Year 2018
Net income attributable to common stockholders	$1.33	1.38
Adjustments to reconcile net income to NAREIT FFO:
Depreciation and amortization	2.32	2.32
Provision for impairment	0.09	0.09
NAREIT Funds From Operations	$3.74	3.79

Adjustments to reconcile NAREIT FFO to Operating FFO:
Early extinguishment of debt	0.06	0.06
Other non-comparable costs	0.01	0.01
Straight line rent, net	(0.10)	(0.10)
Market rent amortization, net	(0.20)	(0.20)
Debt mark-to-market	(0.02)	(0.02)
Operating Funds From Operations	$3.49	3.54

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Glossary of Terms
March 31, 2018

Development Completion: A project in development is deemed complete upon the earliest of: (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) the project features at least two years of anchor operations, or (iii) three years have passed since the start of construction. Once deemed complete, the property is termed a Retail Operating Property.
Fixed Charge Coverage Ratio: Operating EBITDAre divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders plus dividends paid to our preferred stockholders.
NAREIT Funds From Operations (NAREIT FFO): NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to NAREIT FFO.
Net Operating Income (NOI): Base rent, percentage rent, and recoveries from tenants and other income, less operating and maintenance, real estate taxes, ground rent, and provision for doubtful accounts from the properties owned by the Company. NOI excludes straight-line rental income and expense, above and below market rent amortization, tenant lease inducement amortization, and other fees. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.
Non-Same Property: A property acquired, sold, or a Development Completion during either calendar year period being compared. Non-retail properties and corporate activities, including the captive insurance program, are part of Non-Same Property.
Operating EBITDAre (previously Adjusted EBITDA): NAREIT EBITDAre is a measure of REIT performance, which the NAREIT defines as net income, computed in accordance with GAAP, excluding (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains and losses from sales of depreciable property; (v) and operating real estate impairments; and (vi) adjustments to reflect the Company’s share of unconsolidated partnerships and joint ventures. Operating EBITDAre excludes from NAREIT EBITDAre certain non-cash components of earnings derived from above and below market rent amortization and straight-line rents. The Company provides a reconciliation of Net Income (Loss) to Operating EBITDAre.
Operating Funds From Operations (Operating FFO): An additional performance measure used by Regency as the computation of NAREIT FFO includes certain non-comparable items that affect the Company's period-over-period performance. Operating FFO excludes from NAREIT FFO: (i) transaction related income or expenses; (ii) impairments on land; (iii) gains or losses from the early extinguishment of debt; (iv) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (v) other amounts as they occur.
Property In Development: Land or Retail Operating Properties in various stages of development and redevelopment including active pre-development activities.
Retail Operating Property: Any retail property not termed a Property In Development. A retail property is any property where the majority of the income is generated from retail uses.
Same Property: Retail Operating Properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes all Projects In Development and Non-Same Properties.
Same Property NOI as adjusted: For purposes of evaluating Same Property NOI on a comparative basis, and in light of the merger with Equity One on March 1, 2017, we are presenting our Same Property NOI on a pro forma basis as if the merger had occurred January 1, 2017. This perspective allows us to evaluate Same Property NOI growth over a comparable period. Same Property NOI as adjusted is not necessarily indicative of what the actual Same Property NOI and growth would have been if the merger had occurred as of the earliest period presented, nor does it purport to represent the Same Property NOI and growth for future periods. See page 2 for details of the pro forma adjustments for the non-ownerships periods of Equity One. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to Same Property NOI as adjusted.

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